SCHEDULE 14A
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INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Soliciting Material Pursuant to § 240.14a-12

REPAY HOLDINGS CORPORATION

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July 9, 2021
Dear Stockholder:
On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Repay Holdings Corporation, which will be held virtually on Wednesday, August 18, 2021, commencing at 10:00 a.m., Eastern Time. To attend the Annual Meeting, you must register in advance at www.viewproxy.com/Repay/2021. The meeting can be accessed through the link you receive following registration, where you will be able to listen to the meeting live, submit questions and vote online. Questions related to the Annual Meeting or voting matters can also be submitted in advance by email to virtualmeeting@viewproxy.com or by telephone at 1-866-612-8937. The matters to be acted upon at the meeting are described in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.
All of our stockholders of record at the close of business on June 23, 2021 are entitled to attend and vote at the Annual Meeting. If you were a beneficial holder as of the record date (i.e. you hold your shares in “street name” through an intermediary, such as a bank or broker), you must show proof of ownership to attend the Annual Meeting, and you must obtain a legal proxy, executed in your favor, from the holder of record in order to vote at the Annual Meeting.
In order to attend or vote at the Annual Meeting, you must register in advance at www.viewproxy.com/Repay/2021 prior to the deadline of August 16, 2021 at 11:59 p.m., Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link and password that will allow you access to the meeting, to submit questions during the meeting and to vote at the meeting. You will not be able to attend the Annual Meeting in person.
Your vote on the business to be considered at the meeting is important, regardless of the number of shares you own. Whether or not you plan to attend the meeting, please submit your proxy or voting instructions using one of the voting methods described in the accompanying Proxy Statement so that your shares may be represented at the meeting. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and for stockholders of record to vote your shares at the virtual meeting if you wish to do so.
Sincerely yours,
John Morris
Chief Executive Officer and Director

REPAY HOLDINGS CORPORATION
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, AUGUST 18, 2021
Notice is hereby given that the Annual Meeting of Stockholders of Repay Holdings Corporation, a Delaware corporation, will be held virtually on Wednesday, August 18, 2021, at 10:00 a.m., Eastern Time. The meeting can be accessed through the link provided following registration where you will be able to listen to the meeting live, submit questions and vote online. If you plan to attend the virtual Annual Meeting, please see the instructions beginning on page 2 of the attached Proxy Statement. You will be required to register in advance at www.viewproxy.com/Repay/2021 prior to the deadline of August 16, 2021 at 11:59 p.m., Eastern Time in order to attend the meeting. There will be no physical location for stockholders to attend. Stockholders only may participate by logging in via the link provided using the password you receive following registration. We believe that a virtual Annual Meeting provides greater access to those who want to attend, especially in light of current public health concerns, and therefore have chosen this format over an in-person meeting.
At the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals:
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To elect two Class II directors for terms expiring at the 2024 Annual Meeting of Stockholders;

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To approve, on a non-binding advisory basis, the compensation of our named executive officers (as defined in this Proxy Statement);

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To approve, on a non-binding advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers;

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To ratify the appointment of Grant Thornton, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021;

5.
To approve our 2021 Employee Stock Purchase Plan; and

6.
To transact such other business as may properly come before the meeting or any adjournment thereof.

Our Board of Directors recommends that you vote “FOR” each of the nominees for Class II directors (Proposal One), “FOR” the approval of the compensation of our named executive officers (Proposal Two), “ONE YEAR” for the frequency of future advisory votes on the compensation of our named executive officers (Proposal Three), “FOR” ratification of the proposed independent registered public accounting firm (Proposal Four) and “FOR” the approval of our 2021 Employee Stock Purchase Plan (Proposal Five).
Our Board of Directors has fixed the close of business on June 23, 2021 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments. For 10 days prior to the Annual Meeting, a list of such stockholders will be available for inspection by any stockholder at our principal executive offices during normal business hours. In addition, the list will be available to any stockholder for examination online during the Annual Meeting. Instructions will be provided during the Annual Meeting regarding how to access the list during the Annual Meeting.
If you were a beneficial holder as of June 23, 2021 (i.e. you hold your shares in “street name” through an intermediary, such as a bank or broker), you must obtain a legal proxy, executed in your favor, from the holder of record in order to vote at the Annual Meeting.
We encourage you to access the Annual Meeting before the start time of 10:00 a.m., Eastern Time, on August 18, 2021. Please allow ample time for online check-in, which will begin at 9:30 a.m., Eastern Time, on August 18, 2021.
Whether or not you plan to attend the virtual Annual Meeting, our Board of Directors urges you to read the attached Proxy Statement and submit a proxy or voting instructions for your shares via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our Annual Meeting and saves us significant postage and processing costs. For instructions on how to submit your proxy or voting instructions, please refer to “General Information — Voting Methods” beginning on page 3 of the attached Proxy Statement.
By Order of the Board of Directors,
Tyler B. Dempsey
General Counsel and Secretary
Atlanta, Georgia
July 9, 2021

i

REPAY HOLDINGS CORPORATION
3 West Paces Ferry Road, Suite 200
Atlanta, Georgia 30305
(404) 504-7472
PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, AUGUST 18, 2021
GENERAL INFORMATION
Introduction
We are furnishing this Proxy Statement on behalf of the Board of Directors of Repay Holdings Corporation, a Delaware corporation, for use at our 2021 Annual Meeting of Stockholders, or at any adjournment or postponement of the meeting (the “Annual Meeting”), for the purposes set forth below and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held virtually, at 10:00 a.m., Eastern Time, on Wednesday, August 18, 2021. The meeting can be accessed through the link provided using the password you receive following registration, where you will be able to listen to the meeting live, submit questions and vote online. If you plan to attend the virtual Annual Meeting, please see “General Information — Attendance at the Virtual Annual Meeting.” You will be required to register in advance at www.viewproxy.com/Repay/2021 prior to the deadline of August 16, 2021 at 11:59 p.m., Eastern Time in order to attend the meeting. There will be no physical location for stockholders to attend. Stockholders only may participate by logging in through the link provided using the password you receive following registration.
Repay Holdings Corporation was formed upon the closing (the “Closing”) of the merger (the “Business Combination”) of Hawk Parent Holdings LLC (“Hawk Parent”) with a subsidiary of Thunder Bridge Acquisition, Ltd. (“Thunder Bridge”), a special purpose acquisition company, on July 11, 2019. In connection with the Closing, Thunder Bridge changed its name to “Repay Holdings Corporation.”
We are headquartered in Atlanta, Georgia. Our legacy business was founded as M & A Ventures, LLC, a Georgia limited liability company doing business as REPAY: Realtime Electronic Payments (“REPAY LLC”), in 2006 by current executives John Morris and Shaler Alias. Hawk Parent was formed in 2016 in connection with the acquisition of a majority interest in the successor entity of REPAY LLC and its subsidiaries by certain investment funds sponsored by, or affiliated with, Corsair Capital LLC (“Corsair”).
As used in this Proxy Statement, unless otherwise noted or unless the context otherwise requires, the terms “we”, “us”, “Repay” and the “Company” and similar references refer (1) before the Business Combination, to Hawk Parent and its consolidated subsidiaries and (2) from and after the Business Combination, to Repay Holdings Corporation and its consolidated subsidiaries. Throughout this section, unless otherwise noted or unless the context otherwise requires, “Thunder Bridge” refers to Thunder Bridge Acquisition. Ltd. prior to the consummation of the Business Combination. The term “Board” refers to our Board of Directors.
On or about July 9, 2021, we will begin mailing to all stockholders entitled to vote at the Annual Meeting this Proxy Statement and the enclosed proxy materials. Although not part of this Proxy Statement, we will also mail with this Proxy Statement our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, containing our financial statements for the fiscal year ended December 31, 2020.
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on August 18, 2021:
This Proxy Statement and our Annual Report on Form 10-K are available for viewing and downloading at www.viewproxy.com/Repay/2021.
Voting Rights
We have two classes of common stock: Class A, which has one vote per share, and Class V, which has the number of votes equal to the number of Post-Merger Repay Units (as adjusted pursuant to the Exchange

Agreement to reflect the then-current conversion ratio of Post-Merger Repay Units into shares of Class A common stock, all as described in “Related Party Transactions-Hawk Parent Related Party Transactions”) held by such Class V holder at the time of such vote. The Class A common stock and Class V common stock generally vote together as a single class on all matters submitted to a vote of stockholders, except as otherwise required by applicable law or our organizational documents.
The close of business on June 23, 2021, has been fixed as the record date for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, we had outstanding 90,524,135 shares of Class A common stock (including 2,301,776 shares of unvested restricted stock that have voting rights) and 25 shares of Class V common stock, representing 7,933,893 votes on behalf of Class V common stockholders. There are no cumulative voting rights in connection with the election of directors.
Quorum
For each proposal to be considered at the Annual Meeting, the holders of a majority of the number of shares entitled to vote on such matter at the meeting, present in person or by proxy, will constitute a quorum. Both abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum. A “broker non-vote,” however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority. “Broker non-votes” are votes that brokers holding shares of record for their customers (i.e., in “street name”) are not permitted to cast under applicable stock market regulations because the brokers have not received instructions (or have received incomplete instructions) from their customers as to certain proposals.
Distinction Between Holding Shares as a Stockholder of Record and as a Beneficial Owner
Some of our stockholders hold their shares through a broker, trustee, or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those shares owned beneficially.
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company or if you hold a share of Class V common stock, then you are considered, with respect to those shares, the “stockholder of record.” As the stockholder of record, you have the right to grant your voting proxy directly to us or to a third party, or to vote your shares at the Annual Meeting, provided you have properly pre-registered for the meeting. If you hold unvested shares of restricted stock granted under our equity incentive plan, you will be deemed to be a stockholder of record of those shares.
Beneficial Owner.   If your shares are held in a brokerage account, by a trustee or by another nominee, then you are considered the “beneficial owner” of those shares. As the beneficial owner of those shares, you have the right to direct your broker, trustee, or nominee how to vote and you also are invited to attend the Annual Meeting. In order to attend the Annual Meeting, you will need to provide proof of ownership, which may be uploaded during the registration process or emailed to virtualmeeting@viewproxy.com at the time you register. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. You will then need to upload the legal proxy during the registration process or email the legal proxy to virtualmeeting@viewproxy.com at the time you register to attend the Annual Meeting in order to receive the virtual control number which will allow you to vote your shares at the Annual Meeting.
If you are not a stockholder of record, please understand that we do not know that you are a stockholder or how many shares you own.
Attendance at the Virtual Annual Meeting
The Annual Meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by clicking on the link provided in your invite which will be delivered to you via email following registration. In order to participate in the Annual Meeting, you must register in advance at www.viewproxy.com/Repay/2021 by August 16, 2021 at 11:59 p.m., Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link and password that will allow you access to the meeting and to submit questions during the meeting.
To access the Annual Meeting, you will need the event password that will be provided after registration. If you are a holder of record and you have misplaced your virtual control number or event password, please call Alliance Advisors at 1-866-612-8937 or e-mail virtualmeeting@viewproxy.com.
We encourage you to access the Annual Meeting before the start time of 10:00 a.m., Eastern Time, on August 18, 2021. Please allow ample time for online check-in, which will begin at 9:30 a.m., Eastern Time, on August 18, 2021.
Stockholders who participate in the virtual Annual Meeting by way of the website above or the link provided following registration will be considered to have attended the meeting “in person,” as such term is used in this Proxy Statement, including for purposes of determining a quorum and counting votes.
By conducting our Annual Meeting completely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we believe that a virtual meeting will provide greater access to those stockholders who want to attend, especially in light of the ongoing COVID-19 pandemic and related social distancing recommendations, and improve our ability to communicate more effectively with our stockholders during the meeting.
Stockholders as of our record date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. These stockholders may also submit a question in advance of the Annual Meeting during the registration process, by email to virtualmeeting@viewproxy.com or by telephone at 1-866-612-8937. Only questions that are relevant to the matters presented at the Annual Meeting will be addressed during the Annual Meeting as deemed appropriate. Immediately following the Annual Meeting, we will hold a general Q&A regarding our business and our answers to appropriate questions received and not answered during the meeting will be made available on our investor website at investors.repay.com.
If you have any questions about the Annual Meeting or how to submit or revoke your proxy, or to request an invitation to the Annual Meeting, contact our Corporate Secretary at the Company’s address set forth in the 2021 Notice of Annual Meeting or by calling us at 404-504-7472. If you encounter any difficulties accessing the Annual Meeting during the check-in or meeting time, please contact the technical support at Alliance Advisors at 1-866-612-8937 or e-mail virtualmeeting@viewproxy.com.
Voting Methods
The procedures for voting are as follows:
Stockholder of Record.   If you are a stockholder of record, you may vote in person at the virtual Annual Meeting, vote by proxy using a proxy card, vote by proxy over the telephone, or vote by proxy via the internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual Annual Meeting and vote in person, even if you have already voted by proxy. The vote you cast in person will supersede any previous votes that you may have submitted.
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By Mail: To vote using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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Via the Internet: To vote through the internet, go to www.AALvote.com/RPAY and follow the onscreen instructions. To be counted, your internet vote must be received by 11:59 p.m., Eastern Time, on August 17, 2021.

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By Telephone: To vote by telephone, dial toll-free 1-866-804-9616 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from your proxy card or voting instruction form. To be counted, your telephone vote must be received by 11:59 p.m., Eastern Time, on August 17, 2021.

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In Person: To vote in person, attend and vote at the virtual Annual Meeting through the link provided following registration (you will need the virtual control number included on your proxy card to vote during the meeting).

Beneficial Owner.   If you are a beneficial owner of shares registered in the name of your broker, trustee, or other nominee, you should have received a notice containing voting instructions from that organization rather than from us. Simply follow the voting instructions in that notice to ensure that your vote is counted. In order to attend the Annual Meeting, you will need to provide proof of ownership, which may be uploaded during the registration process or emailed to virtualmeeting@viewproxy.com at the time you register. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. You will then need to upload the legal proxy during the registration process or email the legal proxy to virtualmeeting@viewproxy.com at the time you register to attend the Annual Meeting in order to receive the virtual control number which will allow you to vote your shares at the Annual Meeting. If you have properly submitted a legal proxy, you may vote at the Annual Meeting while the polls are open (you will need the virtual control number assigned to you in your registration confirmation email to vote during the meeting).
Voting Requirements
At the Annual Meeting, stockholders will consider and act upon (1) the election of two Class II directors for terms expiring at the 2024 Annual Meeting of Stockholders, (2) the approval, on an advisory basis, of the compensation of our named executive officers (as defined in this Proxy Statement), (3) the approval, on an advisory basis, of the frequency of future stockholder advisory votes on the compensation of our named executive officers, (4) the ratification of the appointment of Grant Thornton, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021; (5) the approval of our 2021 Employee Stock Purchase Plan; and (6) such other business as may properly come before the Annual Meeting.
With regard to Proposal One (Election of Directors), votes may be cast for the nominees or may be withheld. Each director nominee was recommended by the Nominating and Corporate Governance Committee of the Board, and all nominees are current directors. The election of directors requires a plurality of the votes cast, and the two nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes are not considered “votes cast” and therefore will have no effect on the outcome of Proposal One.
With regard to Proposal Two (Say-on-Pay Advisory Vote), the affirmative vote of a majority of the votes cast is required to approve, on an advisory basis, the compensation of our named executive officers (as defined in this Proxy Statement). Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the outcome of the vote on this proposal. Because your vote is advisory, it will not be binding on the Company, our Board or our Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of the vote when making future compensation decisions for our executive officers.
With regard to Proposal Three (Say-on-Frequency Advisory Vote), the frequency of the advisory vote on future advisory votes on the compensation of our named executive officers receiving the greatest number of votes cast — one year, two years, or three years — will be deemed by us as the frequency that has been recommended by our stockholders. Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the outcome of the vote on this proposal. Because your vote is advisory, it will not be binding on the Company, our Board or our Compensation Committee. However, the Board and the Compensation Committee will consider the outcome of the vote when making future decisions regarding the frequency of the advisory vote on the compensation of our named executive officers.
With regard to Proposal Four (Auditor Ratification), the affirmative vote of a majority of the votes cast is required to ratify the selection of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote shares held in street name on this proposal without instructions from beneficial owners. As a result, we do not expect there will be any broker non-votes on this matter. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2021, the Audit Committee of the Board will reconsider its selection.
With regard to Proposal Five (Approval of our 2021 Employee Stock Purchase Plan), the affirmative vote of a majority of the votes cast is required to approve our 2021 Employee Stock Purchase Plan (the “ESPP”). Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the outcome of the vote on this proposal.
Treatment of Voting Instructions
If you provide specific voting instructions, then your shares will be voted as instructed.
If you hold shares as the stockholder of record and submit a proxy without giving specific voting instructions, then your shares will be voted in accordance with the recommendations of our Board. Our Board recommends voting “FOR” all nominees listed in Proposal One, “FOR” the approval of the compensation of our named executive officers in Proposal Two, “ONE YEAR” for the frequency of future advisory votes on the compensation of our named executive officers in Proposal Three, “FOR” the ratification of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2021 in Proposal Four, and “FOR” the approval of the ESPP in Proposal Five and in accordance with the discretion of the named proxies on other matters brought before the Annual Meeting.
You may have granted to your broker, trustee, or other nominee discretionary voting authority over your account. Your broker, trustee, or other nominee may be able to vote your shares depending on the terms of the agreement you have with your broker, trustee, or other nominee.
The persons identified as having the authority to vote the proxies also will have discretionary authority to vote, to the extent permitted by applicable law, on such other business as may properly come before the Annual Meeting and any postponement or adjournment. The Board is not aware of any other matters that are likely to be brought before the Annual Meeting. If any other matter is properly presented for action at the Annual Meeting, including a proposal to adjourn or postpone the Annual Meeting to permit us to solicit additional proxies in favor of any proposal, the persons identified as having the authority to vote the proxies will vote on such matter in their own discretion.
Revocability of Proxies
A stockholder of record who has given a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to our Corporate Secretary, (ii) properly submitting a later proxy via the internet or by telephone, (iii) properly submitting a duly executed proxy bearing a later date, or (iv) voting your shares at the virtual Annual Meeting.
If you are the beneficial owner of shares held through a broker, trustee, or other nominee, then you must follow the specific instructions provided to you by your broker, trustee, or other nominee to change or revoke any instructions you have already provided to your broker, trustee, or other nominee.
Attendance at the Annual Meeting, in and of itself, will not constitute a revocation of a proxy.
Costs of Proxy Solicitation
Repay will bear the expense of preparing this Proxy Statement and soliciting the proxies it is seeking. In addition to the use of the mails, proxies may be solicited by our officers, directors and employees, in person or by telephone, e-mail or facsimile transmission. Our officers, directors and employees will receive no additional compensation for any such solicitations. We also will request brokerage firms, banks, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of the underlying shares as of the record date and will reimburse the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly voting by proxy will help to avoid additional expense.

Loss of Emerging Growth Company Status
Prior to January 1, 2021, we were an “emerging growth company” under applicable federal securities laws and therefore were permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we previously provided scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we were not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.
As of January 1, 2021, we no longer qualified as an emerging growth company and, as a result, are required to conduct a say-on-pay vote and a say-on-pay frequency vote at this Annual Meeting.

PROPOSAL ONE:
ELECTION OF DIRECTORS
Our Board is divided into three classes, each serving staggered, three-year terms:
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our Class I directors are Shaler Alias, Richard E. Thornburgh and Paul R. Garcia, and their current terms expire at the 2023 Annual Meeting of Stockholders;

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our Class II directors are Robert H. Hartheimer, Jeremy Schein and Maryann Goebel, and their current terms expire at this year’s Annual Meeting; and

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our Class III directors are William Jacobs, Peter J. Kight and John Morris, and their current terms expire at the 2022 Annual Meeting of Stockholders.

The Board is currently fixed at nine members divided into three classes. Mr. Schein’s current term expires at this year’s Annual Meeting, and he will not stand for re-election. As a result, the size of the Board will be reduced to eight members, effective immediately following the Annual Meeting.
Action will be taken at the Annual Meeting for the election of two Class II directors. Mr. Hartheimer and Mrs. Goebel, the nominees listed below, are currently directors of the company. Each director elected at the Annual Meeting will serve until the 2024 Annual Meeting or until his successor is elected and qualified. Proxies can be voted for only two nominees.
The Board has no reason to believe that any of the nominees for director will not be available to stand for election as director. However, if some unexpected occurrence should require the substitution by the Board of some other person or persons for any one or more of the nominees, then the proxies may be voted in accordance with the discretion of the named proxies “FOR” such substitute nominees.
The name, age as of the record date, principal occupation for the last five years, selected biographical information and period of service as a director of Repay of the nominees for election as directors and for the continuing directors are set forth below.
Class II Nominees for Election for Terms Expiring at the 2024 Annual Meeting of Stockholders
Robert H. Hartheimer, age 64, has served as a director since June 2018 (including service as a director of Thunder Bridge through the Business Combination). In December 2019, Mr. Hartheimer became an Organizer and Director Nominee of Monzo US, a subsidiary of a U.K. challenger bank and applicant for a National Bank Charter. Mr. Hartheimer has served as a director and Chairman of the audit committee of Thunder Bridge Capital Partners III Inc. (“Thunder Bridge III”) (NASDAQ: THCPU), a special purpose acquisition company, since February 2021. Mr. Hartheimer has also been an independent director of CardWorks, a privately held consumer lender and credit card servicer since 2017 and currently serves as chairman of its audit committee and its compliance and risk committee. Mr. Hartheimer is the Founder and Managing Member of Hartheimer LLC, which provides senior-level consulting services to banks, investment firms and financial services companies on financial, regulatory, strategic and governance matters, since 2008. From 2015 to 2020, Mr. Hartheimer was Co-Founder and Chief Regulatory Officer of CreditStacks (dba Jasper), a fin-tech credit card originator. From 2002 to 2008, Mr. Hartheimer was a Managing Director at Promontory Financial Group, a regulatory consulting firm. In 1991, Mr. Hartheimer joined the Federal Deposit Insurance Corporation, where he and a small team created the Division of Resolutions to analyze and sell failed banks. He went on to serve as the Director of that division. Mr. Hartheimer’s other past positions include senior roles at investment banks, including Merrill Lynch, Smith Barney and Friedman Billings Ramsey. Since 1997, Mr. Hartheimer previously served on six corporate boards of directors, including: Thunder Bridge Acquisition II, Ltd. (NASDAQ: THBR), a former special purpose acquisition company, where he served as chairman of the audit committee, from 2019 to June 2021; Lending Club Asset Management, an investment management subsidiary of a fin-tech lending firm, (NYSE: LC) from 2016 to 2019; and, Higher One Holdings, a financial technology company, (NYSE: ONE), where he served as Chairman of the risk committee, from 2012 to 2016. We believe that Mr. Hartheimer is well-qualified to serve on our Board because he brings to it his extensive experience in the financial services industry, the bank regulatory community and investment banking.

Maryann Goebel, age 70, has served as a director since the Business Combination. Ms. Goebel has been an IT management consultant, providing assessments and recommendations regarding IT management and coaching to chief information officers, since July 2012. Ms. Goebel has served as a director of Seacoast Banking Corporation of Florida (“Seacoast”) (NASDAQ: SBCF), a bank holding company, since February 2014. She is also a member of Seacoast’s audit committee and enterprise risk management committee and chairs its compensation and governance committee. From June 2009 to July 2012, Ms. Goebel served as Executive Vice President and Chief Information Officer of Fiserv, Inc. (“Fiserv”) (NASDAQ: FISV), where she was responsible for all internal Fiserv IT systems, as well as IT infrastructure, operations, engineering and middleware services for clients who chose to outsource their processing to Fiserv. Ms. Goebel currently serves on the Arts and Sciences Advisory Board of Worcester Polytechnic Institute. In 2017, Ms. Goebel was awarded the CERT Certificate in Cybersecurity Oversight by the NACD. We believe that Ms. Goebel is well-qualified to serve as a member of our Board due to her extensive experience in the information technology industry.
Class I Directors Continuing in Office until the 2023 Annual Meeting of Stockholders
Shaler Alias, age 41, has served as our President and a director since the Business Combination. He co-founded REPAY LLC in 2006 and has served as its President since 2008. From its formation in September 2016 through the Business Combination, Mr. Alias served as a member of the board of directors of Hawk Parent. Mr. Alias has also been a member of the board of directors of Repay Holdings, LLC since its formation in September 2013. Mr. Alias served as Vice President of Sales of REPAY LLC from 2006 to 2008. Prior to 2006, Mr. Alias co-founded and served as Director of Sales and Marketing for Capital Recovery Solutions, a collection agency that served community banks and consumer finance lenders. We believe that Mr. Alias is well-qualified to serve as a member of our Board because of the experience that he brings as a co-founder as well as his knowledge of the payments industry.
Richard E. Thornburgh, age 69, has served as a director since the Business Combination. Since December 2011, Mr. Thornburgh has served as a director of S&P Global, Inc. (NYSE: SPGI), a financial information and analytics company, where he serves as the chair of the board and chair of the executive committee and as a member of the compensation and leadership development committee and the nominating and governance committee. Mr. Thornburgh also serves as the chair of the board of directors of Jackson Hewitt Tax Service Inc., a company that provides assisted tax preparation services and related financial products and which is a portfolio company of Corsair Capital LLC. He has held this position since June 2018. He previously served as a director of Capstar Financial Holdings, Inc., a publicly-traded bank holding company, from December 2008 to December 2019, and Newstar Financial, a commercial finance company, from December 2006 until December 2017, both of which were portfolio companies of Corsair Capital, LLC during his service. In addition, from May 2006 to April 2018, Mr. Thornburgh served on the board of directors of Credit Suisse AG, a publicly traded global financial institution. He served as Vice Chairman of the board, Chair of its risk committee, member of the audit and nominations and governance committees. From 1995 to 2005, he held a variety of executive and other board responsibilities at Credit Suisse Group AG, including Chief Financial Officer and Chief Risk Officer. Mr. Thornburgh was also the Chairman of the board of directors of Credit Suisse Holdings USA from December 2015 to April 2018. Mr. Thornburgh is a Senior Advisor and member of the investment committee of Corsair Capital LLC, which he joined in 2006. He also previously served a director of Reynolds America Inc. from December 2011 until December 2015. We believe Mr. Thornburgh is well-qualified to serve on our Board because of his familiarity with the capital markets and strategic transactions obtained through executive-level positions in investment banking and private equity, as well as his extensive experience in the financial services industry.
Paul R. Garcia, age 69, has served as a director since the Business Combination. Mr. Garcia served as Chairman and CEO of Global Payments Inc. (NYSE:GPN), a leading provider of credit card processing, check authorization and other electronic payment processing services, from June 1999 to May 2014. Mr. Garcia has served as a director of Truist Financial Corp. (NYSE: TFC), a bank holding company, since December 2019 (as well as a director of SunTrust Banks, Inc. (NYSE: STI) from August 2014 through December 2019) and as director The Deluxe Corporation (NYSE: DLX) since August 2020. Mr. Garcia also serves as a director of Payment Alliance International. He previously served on the board of directors of The Dun & Bradstreet Corporation (from May 2012 until February 2019), West Corporation (from

March 2013 until October 2017) and Global Payments Inc. (from February 2001 until May 2014). We believe that Mr. Garcia is well-qualified to serve as a member of our Board due to his extensive experience in the payment services industry.
Class III Directors Continuing in Office until the 2022 Annual Meeting of Stockholders
William Jacobs, age 79, has served as a director since the Business Combination. From its formation in September 2016 through the Business Combination, Mr. Jacobs served as a member of the board of directors of Hawk Parent. Mr. Jacobs has served as a director of Global Payments Inc. (NYSE: GPN) (“Global Payments”), a payment processing services company, since 2001, and as Chairman of Green Dot Corporation (NYSE: GDOT) (“Green Dot”), a financial services technology company, since June 2016 (and he has served as a director of Green Dot since April 2016). In addition, he currently serves as a member of Global Payments’ governance and nominating committee and compensation committee, served as Lead Independent Director of Global Payments from 2003 to May 2014, served as Chairman of the board of directors of Global Payments from June 2014 to September 2019, and has served as one of its business advisors since August 2002, and previously served on its audit committee and as Chair of its compensation committee. Mr. Jacobs also served as Interim Chief Executive Officer of Green Dot from January 2020 to March 2020. Since March 2021, Mr. Jacobs has also served as a member of the board of directors of Corsair Partnering Corporation, a special purpose acquisition company sponsored by an affiliate of Corsair Capital LLC. He previously served on the boards of directors of Asset Acceptance Capital Corp., a publicly-traded debt collection company, from 2004 to June 2013, when that company merged with Encore Capital Group, Inc. He also served as a member of the board of directors of Investment Technology Group, Inc., a publicly-traded electronic trading resources company, from June 1994 to March 2008, Alpharma, Inc., a publicly-traded specialty pharmaceutical company, from May 2002 to May 2006, and as a member of the Board of Trustees of The American University in Washington, D.C. from 1985 to 2001, of which he served as Chairman from 1997 to 2001. From 1995 to 2000, Mr. Jacobs served in various senior roles at MasterCard International, including as Senior Executive Vice President. Before joining MasterCard International, Mr. Jacobs co-founded Financial Security Assurance Inc. (FSA), where he served as Chief Operating Officer. Mr. Jacobs has served as an operating partner of Corsair Capital LLC since 2018. We believe Mr. Jacobs is well-qualified to serve on our Board based on his management experience and expertise in the payments and financial services industries.
Peter “Pete” J. Kight, age 65, has been the Chairman of our Board since the Business Combination and previously served as the Executive Chairman of Thunder Bridge since June 2018. Mr. Kight has 34 years of industry experience. He has been an Angel Investor and Advisor to Commerce Ventures, a Silicon Valley based venture capital firm focused on investing in innovations in the retail and financial services industries, since 2012. Mr. Kight previously served as a Co-Chairman and Managing Partner at Comvest Partners, a mid-market private investment firm, from 2010 — 2013, and then as a Senior Advisor at Comvest Partners from 2013 to 2015. He was the Founder, Chairman, and Chief Executive Officer of CheckFree Corporation (NASDAQ: CKFR), a provider of financial services technology, from 1981 until it was acquired by Fiserv (NASDAQ: FISV) in 2007. Mr. Kight then served as director and vice chairman of Fiserv following Fiserv’s acquisition of CheckFree from 2007 to 2012 (Vice Chairman from 2007 to 2010). Mr. Kight has served as a director of Bill.com Holdings, Inc. (NYSE: BILL), a provider of software that digitizes and automates back-office financial operations since May 2019 and as a director of indie Semiconductor, Inc. (NASDAQ: INDI), an Autotech solutions innovator, from June 2021 to present. Mr. Kight previously served on the boards of directors of Akamai Technologies, Inc. (NASDAQ GS: AKAM), distributor of computing solutions and services, from 2004 to 2012, Manhattan Associates, Inc., (NASDAQ: MANH) a provider of supply chain planning and execution solutions, from 2007 to 2011, Kabbage, Inc., a technology-driven SME lending company, from 2015 to November 2017, Blackbaud, Inc. (NASDAQ: BLKB), a supplier of software and services specifically designed for nonprofit organizations, from 2014 to 2020, and Huntington Bancshares Incorporated (NASDAQ: HBAN), a regional bank holding company, from 2012 to 2020. He has been a Principal of Thunder Bridge Capital, LLC, since 2017. He holds more than a dozen patents and publications for electronic banking and payment systems. We believe that Mr. Kight is well-qualified to serve as a member of our Board due to his extensive financial services, operational, management and investment experience.

John Morris, age 52, has served as our Chief Executive Officer and a director since the Business Combination. He co-founded REPAY LLC and has served as its Chief Executive Officer since 2010. From its formation in September 2016 through the Business Combination, Mr. Morris served as a member of the board of directors of Hawk Parent. Mr. Morris has also been a member of the board of directors of Repay Holdings, LLC since its formation in September 2013. From 1997 to 2008, Mr. Morris served as President of Security Check Atlanta, a check processing and recovery solutions company, until its acquisition by Payliance, where he served as Executive Vice President of Sales and Marketing prior to commencing his role as Chief Executive Officer of REPAY LLC. From 1994 to 1997, Mr. Morris served in several corporate finance positions for Bass Hotels and Resorts, including Director of Corporate Finance. We believe that Mr. Morris is well-qualified to serve as a member of our Board because of the experience that he brings as a co-founder as well as his over 20 years of experience in the payments industry.
Current Director Not Standing for Re-Election
Jeremy Schein, age 41, has served as a director since the Business Combination. From its formation in September 2016 through the Business Combination, Mr. Schein served as a member of the board of directors of Hawk Parent. Mr. Schein is a Managing Director of Corsair Capital LLC, which he joined in 2001 and where he serves as a member of its investment committee. Since January 2021, Mr. Schein has served as President and as a member of the board of directors of Corsair Partnering Corporation, a special purpose acquisition company sponsored by an affiliate of Corsair Capital LLC. Additionally, Mr. Schein has served as a director of NM Money Holdings Ltd., Jackson Hewitt, Spring Venture Group, LLC, Multi Service Technology Solutions, Inc., Identity Intelligence Group, LLC and Oakbridge Insurance Services LLC, since August 2012, May 2018, July 2018, October 2020, December 2020 and December 2020, respectively, all of which are portfolio companies of Corsair Capital LLC.
The Board recommends a vote “FOR” all nominees
listed in Proposal One for election to serve a three-year term on the Board.

EXECUTIVE OFFICERS OF REPAY
Our executive officers are elected annually and serve at the pleasure of the Board. The following sets forth the name, age as of the record date, position(s) with Repay and selected biographical information for our executive officers. The biographies of Messrs. Morris and Alias are provided above under “Proposal One: Election of Directors.”
Name	Age	Position
John Morris	52	Chief Executive Officer and Co-Founder, Director
Shaler Alias	41	President and Co-Founder, Director
Naomi Barnett	30	Executive Vice President, Human Resources
Tyler B. Dempsey	47	General Counsel
Michael F. Jackson	58	Chief Operating Officer
Jason Kirk	42	Chief Technology Officer
Jacob H. Moore	33	Executive Vice President, Corporate Development and Strategy
Timothy J. Murphy	39	Chief Financial Officer
Susan Perlmutter	57	Chief Revenue Officer
Naomi Barnett has served as our Executive Vice President, Human Resources since March 2021. From January 2020 to March 2021, Ms. Barnett served as Vice President, Human Resources for REPAY LLC. Previously, Ms. Barnett served as Director, Human Resources of REPAY LLC from July 2018 to January 2020. Prior to joining REPAY LLC, Ms. Barnett was Director, Head of Human Resources, for Gold Star Mortgage Financial Group from October 2017 to July 2018. From June 2011 to September 2017, Ms. Barnett served in various human resources roles for Patriot National, Inc., including as Assistant Vice President, Human Resources, from May 2016 to September 2017.
Tyler B. Dempsey has served as our General Counsel since September 2019. Prior to joining us, Mr. Dempsey provided legal counsel and support to REPAY LLC for more than nine years as outside counsel at Troutman Sanders LLP (now Troutman Pepper Hamilton Sanders LLP), where he served as a Partner since 2008. Prior to joining Troutman Sanders, Mr. Dempsey was an attorney at King & Spalding LLP.
Michael “Mike” F. Jackson has served as Chief Operating Officer since the Business Combination and as Chief Operating Officer of REPAY LLC since October 2016. Prior to joining REPAY LLC, Mr. Jackson served in numerous executive roles for enterprise software and payment service providers, including as Senior Vice President, Business Unit Head Cash Management at D+H Ltd. (now known as Finastra), a global payments and lending technology provider, from January 2014 to June 2016 and as Vice President and the Head of EBPP Business/Community Financial Services for ACI Worldwide, Inc. a provider of electronic payments solutions, from August 2012 to December 2013. Prior to ACI Worldwide, Inc., Mr. Jackson worked for S1 Software Corp., from 2008 to 2012, until it was acquired by ACI Worldwide, Inc. Prior to 2008, he worked for the U.S.-based Regions Financial Corporation, where he was responsible for card and merchant services, internet banking and online products and services as Executive Vice President of Alternative Delivery, and President of the Internet Bank.
Jason Kirk has served as Chief Technology Officer since the Business Combination and as Chief Technology Officer of REPAY LLC since December 2014. Prior to joining REPAY LLC, from May 2001 to December 2014, Mr. Kirk held various positions at CCBill, LLC, a provider of third-party payment processing, including leading a team that developed products and platform relating to card payment processing. In addition, Mr. Kirk served as an NBC Defense Specialist in the United States Marine Corps from August 1997 to May 2001.
Jacob “Jake” H. Moore has served as our Executive Vice President, Corporate Development and Strategy since March 2020. From January 2018 to March 2020, Mr. Moore served as the Head of Corporate Development for REPAY LLC. Previously, Mr. Moore served as Vice President, Corporate Development of REPAY LLC from January 2017 to December 2017. Before joining REPAY LLC, Mr. Moore was a private equity investment professional, serving as a Senior Associate at BlueArc Capital Management from

May 2016 to January 2017 and as an Associate at Trinity Hunt Partners from March 2012 to June 2014. From 2010 to 2012, Mr. Moore was an investment banker in the Mergers and Acquisitions Group at SunTrust Robinson Humphrey.
Timothy “Tim” J. Murphy has served as our Chief Financial Officer since the Business Combination and as Chief Financial Officer of REPAY LLC since January 2014. Mr. Murphy has been a member of the board of directors of Repay Holdings, LLC since September 2016. He oversees our financial operations including accounting, tax, treasury, financial planning, reporting and investor relations. Prior to joining REPAY LLC, Mr. Murphy served as Director of Corporate Development for Amaya Gaming Group Inc. (now known as The Stars Group Inc.), a Canadian online and mobile gaming and interactive entertainment company, from January 2013 to January 2014. Mr. Murphy previously served as Director of Finance for Cadillac Jack, Inc., a company engaged in the design, development, and supply of electronic gaming machines, from August 2009 to December 2012. Mr. Murphy began his professional career as an investment banker at Credit Suisse.
Susan Perlmutter has served as Chief Revenue Officer since the Business Combination and as Chief Revenue Officer of REPAY LLC since January 2016. Ms. Perlmutter previously served as Chief Revenue Officer at Sigma Payment Solutions, Inc. (“Sigma”), a provider of electronic payment solutions to the automotive finance industry, from October 2012 to January 2016, and joined Repay LLC when it acquired Sigma in January 2016. In connection with its acquisition of Sigma, REPAY LLC agreed to retain Ms. Perlmutter’s services as its Chief Revenue Officer. Prior to Sigma, Ms. Perlmutter held various positions with PAYTEK Solutions, LLC a provider of payment processing services, from February 1995 to February 2011.

CORPORATE GOVERNANCE
We have established corporate governance practices designed to serve the best interests of Repay and our stockholders. We are in compliance with the current corporate governance requirements imposed by the rules and regulations of the Securities and Exchange Commission (“SEC”) and the listing standards of The Nasdaq Stock Market (“Nasdaq”). Our current Code of Ethics, Corporate Governance Guidelines and charters for the standing committees of the Board are available on our investor website at investors.repay.com under the heading “Corporate Governance.”
Set forth below is information regarding the meetings of the Board during 2020, a description of the Board’s standing committees and additional information about our corporate governance policies and procedures.
Committees and Meetings of the Board
Board Composition.   Our business affairs are managed under the direction of the Board. The Board currently consists of nine members, seven of whom qualify as independent within the meaning of the independent director guidelines of Nasdaq. The Board voted to reduce the number of directors to eight, effective immediately following the Annual Meeting.
Our Board is divided into three staggered classes of directors. At each annual meeting of its stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Our certificate of incorporation provides that our Board will consist of one or more members, and the number of directors may be increased or decreased from time to time by a resolution of our Board provided that the number of directors constituting the whole Board shall not be more than 15. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the total number of directors. This classification of our Board may have the effect of delaying or preventing changes in control of us.
We previously entered into a stockholders agreement with each of Thunder Bridge Acquisition LLC (the “Sponsor”) and Corsair, which agreements have since terminated pursuant to their respective terms, and the Founders’ Stockholders Agreement (as defined in this Proxy Statement) that provide or provided these parties with certain director nomination rights. These agreements are described further in this Proxy Statement under “Related Party Transactions — Transactions with Related Persons — Post-Business Combination Agreements.”
Each of our officers serve at the discretion of our Board and will hold office until his or her successor is duly appointed and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or officers.
Our Board consists of industry veterans and influential leaders in the financial services and payments industries. The table below demonstrates how each of our current directors brings extensive experience, deep industry knowledge, unique expertise and fresh perspective to the Board.

EXPERIENCE, QUALIFICATIONS AND EXPERTISE										COMMITTEE COMPOSITION			
	Accounting & Finance	CEO/Senior Leadership	Compliance/ Regulatory	M&A/Corporate Development	Payment Processing Operations	Public Company/ Governance	Risk Management	Sales & Marketing	Strategic Planning	Technology & Cybersecurity	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee	Technology Committee
Shaler Alias		X		X	X			X	X					
Paul Garcia		X		X	X	X	X	X	X	X	M	M		
Maryann Goebel		X	X	X	X	X	X		X	X	M			C
Bob Hartheimer	X	X	X	X		X	X		X		C			
William Jacobs	X	X	X	X	X	X	X		X			C	M	
Pete Kight		X		X					X	X			C	M
John Morris	X	X	X	X	X			X	X					
Jeremy Schein				X					X			M		
Dick Thornburgh	X	X	X	X		X	X		X				M	M

X = Has experience and demonstrates expertise in specific area

M = Member C = Chairperson

Meetings of the Board.   Our Corporate Governance Guidelines provide that directors should be prepared for and attend Board meetings and actively participate in Board discussions. The Board met ten times during the fiscal year ended December 31, 2020. During that period, each of the incumbent directors attended at least 75% of the aggregate number of meetings held by the Board and by each of the committees on which such director served.
Board Committees.   Our Board has an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Technology Committee. The composition and responsibilities of each of the committees of our Board is described below. Members will serve on these committees until their resignation or until as otherwise determined by our Board.
Audit Committee.   The Audit Committee operates under a written charter, a copy of which is available on our investor website at investors.repay.com under the heading “Corporate Governance.” The committee is responsible for, among other things:
•
selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•
helping to ensure the independence and performance of the independent registered public accounting firm;

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discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and the independent registered public accounting firm, our interim and year-end financial statements;

•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•
reviewing our policies on and oversees risk assessment and risk management, including enterprise risk management;

•
reviewing the adequacy and effectiveness of internal control policies and procedures and our disclosure controls and procedures; and

•
approving or, as required, pre-approving, all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Audit Committee met four times during the fiscal year ended December 31, 2020. The current members of the Audit Committee are Paul R. Garcia, Maryann Goebel and Robert H. Hartheimer. Robert H. Hartheimer serves as chairperson of the Audit Committee. Each of the members of our Audit Committee satisfy the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and rules of Nasdaq. The Board has determined that Mr. Hartheimer is an “Audit Committee financial expert,” as that term is defined in SEC rules.
Compensation Committee.   The Compensation Committee operates under a written charter, a copy of which is available on our investor website at investors.repay.com under the heading “Corporate Governance.” The committee is responsible for, among other things:
•
reviewing, approving and determining the compensation of our officers and key employees;

•
reviewing, approving and determining the compensation and benefits, including equity awards, to directors for service on our Board or any committee thereof;

•
administering our equity compensation plans;

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reviewing, approving and making recommendations to our Board regarding incentive compensation and equity compensation plans; and

•
establishing and reviewing general policies relating to compensation and benefits of our employees.

The Compensation Committee met five times during the fiscal year ended December 31, 2020. The current members of the Compensation Committee are Paul R. Garcia, William Jacobs and Jeremy Schein. William Jacobs serves as chairperson of the Compensation Committee. Each of the members of our Compensation Committee meet the requirements for independence under the under the applicable rules and regulations of the SEC and rules of Nasdaq. For more information on the Compensation Committee, see “— Corporate Governance Policies — Consideration and Determination of Executive and Director Compensation.”
Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee operates under a written charter, a copy of which is available on our investor website at investors.repay.com under the heading “Corporate Governance.” The committee is responsible for, among other things:
•
identifying, evaluating and selecting, or making recommendations to the Board regarding, nominees for election to the Board and its committees;

•
evaluating the performance of our Board and of individual directors;

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considering, and making recommendations to our Board regarding, the composition of our Board and its committees;

•
reviewing developments in corporate governance practices;

•
evaluating the adequacy of the corporate governance practices and reporting;

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reviewing related person transactions; and

•
developing, and making recommendations to our Board regarding, corporate governance guidelines and matters.

Our Corporate Governance Guidelines provide that the Nominating and Corporate Governance Committee shall work with the Board to determine periodically, as appropriate, the desired Board qualifications, expertise and characteristics, including such factors as business experience and diversity. In evaluating and determining whether to ultimately recommend a person as a candidate for election as a director, the Nominating and Corporate Governance Committee evaluates all factors that it deems appropriate, including the number of current directors, the terms of the Stockholder Agreements, as well as the qualifications set forth in our Corporate Governance Guidelines. It also takes into account specific characteristics and expertise that it believes will enhance the diversity of knowledge, expertise, background and personal characteristics of our Board. Each director is expected to be an individual of high character, mature judgment and integrity. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers matters relating to the retirement of members, including term limits or age limits, as well as the director’s past attendance at meetings, participation in and contributions to the activities of the Board and Repay and other qualifications and characteristics set forth in the committee’s charter.
The Nominating and Corporate Governance Committee may engage a third party to conduct or assist with this evaluation. Ultimately, the Nominating and Corporate Governance Committee seeks to recommend to our Board those nominees whose specific qualities, experience and expertise will augment the current Board’s composition and whose past experience evidences that they will: (i) dedicate sufficient time, energy and attention to ensure the diligent performance of Board duties; (ii) comply with the duties and responsibilities set forth in our Corporate Governance Guidelines and in our bylaws; (iii) comply with all duties of care, loyalty and confidentiality applicable to them as directors of publicly traded corporations organized in Delaware; and (iv) adhere to our Code of Ethics.
The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the committee members consider and discuss diversity, among other factors, with a view toward the needs of the Board as a whole. The committee members generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional background, education, skill and other individual qualities and attributes that contribute to the total mix of viewpoints and experience represented on the Board. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the committee’s goal of creating a Board that best serves the needs of the company and the interests of its stockholders.
The Nominating and Corporate Governance Committee will also consider recommendations of qualified nominees by stockholders on a substantially similar basis as it considers other nominees. If any stockholder wishes to recommend candidates directly to our Nominating and Corporate Governance Committee, such stockholder may do so by sending timely notice to the Secretary and otherwise in accordance with the terms of our bylaws and as described in “Stockholder Proposals” below. Such stockholder’s notice shall set forth certain information about the stockholder giving the notice and the nominee and other representations and certifications as set forth in our bylaws.
The Nominating and Corporate Governance Committee met three times during the fiscal year ended December 31, 2020. The current members of the Nominating and Corporate Governance Committee are William Jacobs, Peter J. Kight and Richard E. Thornburgh. Peter J. Kight serves as chairperson of the Nominating and Corporate Governance Committee. Each of the members of the Nominating and Corporate Governance Committee meet the requirements for independence under the applicable rules of Nasdaq.
Technology Committee.   The Technology Committee operates under a written charter, a copy of which is available on our investor website at investors.repay.com under the heading “Corporate Governance.” Under the charter, the committee is responsible for, among other things:
•
managing the risks associated with information technology, information and data security, cybersecurity, data privacy, disaster recovery and business continuity;

•
establishing guidelines, policies, controls and procedures for monitoring and mitigating such technology risks;

•
reviewing technology risk reports with management with respect to corrective actions for deficiencies;

•
evaluating, and making recommendations to our Board regarding, the effectiveness of our risk assessment processes; and

•
reviewing, and making recommendations to our Board regarding, our technology strategy, budget and key initiatives, and our technology position relative to our competitors.

The Technology Committee met four times during the fiscal year ended December 31, 2020. The current members of the Technology Committee are Maryann Goebel, Peter J. Kight and Richard E. Thornburgh. Maryann Goebel serves as chairperson of the Technology Committee. Each of the members of our Technology Committee meet the requirements for independence under the under the applicable rules of Nasdaq.

Director Independence
Our Class A common stock is listed on Nasdaq. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and Nominating and Corporate Governance Committees be independent. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Audit Committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the rules of Nasdaq. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the rules of Nasdaq.
In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
To be considered independent for purposes of Rule 10C-1 under the Exchange Act and under the rules of Nasdaq, the board of directors must affirmatively determine that the member of the Compensation Committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a Compensation Committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director; and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
The Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with the Company that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, the Board has determined that Ms. Goebel and Messrs. Hartheimer, Jacobs, Thornburgh, Kight and Garcia are “independent directors” as defined under the listing requirements and rules of Nasdaq and the applicable rules of the Exchange Act. Messrs. Morris and Alias are not considered independent.
Corporate Governance Policies
In addition to corporate governance matters described throughout this Proxy Statement, some additional information about our corporate governance policies and procedures is set forth below:
Code of Ethics.   Our Code of Ethics, which we refer to as the “Code of Ethics,” applies to all of our directors, officers and employees. The Code of Ethics is available on our investor website at investors.repay.com under the heading “Corporate Governance.” We intend to post any amendments to or any waivers from a provision of our Code of Ethics on our website.
Corporate Governance Guidelines.   Our Board adopted the Repay Corporate Governance Guidelines, which give effect to Nasdaq’s requirements related to corporate governance and various other corporate governance matters. The Corporate Governance Guidelines reflect the Board’s commitment to effective corporate governance of Repay, with a view to enhancing long-term stockholder value. Topics addressed in the Corporate Governance Guidelines include:
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role and responsibility of the Board;

•
independence of the Board;

•
director qualifications;

•
committees of the Board;

•
director orientation and continuing education;

•
expectations of directors;

•
limitations on other board service;

•
management succession planning;

•
evaluation of Board performance; and

•
communications with stockholders.

A copy of the Corporate Governance Guidelines is available on our investor website at investors.repay.com under the heading “Corporate Governance.”
Risk Management.   Our management is responsible for day-to-day risk management of the company, subject to oversight by the Board and its committees with regard to the major risks inherent in our business, including strategic, regulatory, compliance, operational, financial, reputational and cybersecurity risks, and the efforts of management to address and mitigate such risks.
The Board and its committees maintain an active role in risk oversight. The Board receives regular reports concerning our risk assessment and risk management from the Audit Committee, which meets periodically with our independent auditors, with our General Counsel and with management, to discuss the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures. In addition to receiving regular reports from the Audit Committee related to financial risk exposures, the Board also reviews information regarding other risks through regular reports of its other committees, including information regarding compensation related risk from the Compensation Committee, governance related risk from the Nominating and Corporate Governance Committee and cybersecurity related risk from the Technology Committee.
We believe the division of risk management responsibilities described above is an effective approach for addressing the risks that we face.
Executive Sessions of Independent Directors.   Our Corporate Governance Guidelines provide that the independent directors shall meet in executive session on a periodic basis but no less than twice per year. At executive sessions, our independent directors meet without management or any affiliated directors present. The Board believes that executive sessions foster free and open communication among the independent directors, which will ultimately add to the effectiveness of the Board, as a whole.
Consideration and Determination of Executive and Director Compensation.   The Compensation Committee has the primary authority to determine our compensation philosophy and to establish compensation for our executive officers. In establishing executive officer compensation, the Compensation Committee uses its subjective evaluation of the executives’ performance and responsibilities, our overall performance and the Chief Executive Officer’s recommendations. In addition, the Compensation Committee has engaged an independent compensation consultant to advise regarding the status of Repay’s executive officer compensation in relation to comparable companies.
Management plays a significant role in the executive compensation-setting process. The most significant aspects of management’s role are:
•
evaluating employee performance;

•
preparing information for Compensation Committee meetings;

•
establishing business performance targets and objectives;

•
providing background information regarding our strategic objectives; and

•
recommending salary levels and equity awards.

From time to time, the Compensation Committee may invite to its meetings any director, member of management and such other persons as it deems appropriate in order to carry out its responsibilities. Typically, Mr. Morris reviews the performance of senior management and make recommendations on compensation levels, and Mr. Dempsey advises the Compensation Committee on legal matters and prepares documents for the Compensation Committee’s consideration. In addition, these officers answer questions posed by the committee. Also, the Board has delegated authority to Repay’s Chief Executive Officer to grant equity awards to employees other than executive officers, subject to certain parameters.
Under our Corporate Governance Guidelines, the compensation of independent directors is determined by the Board upon recommendation of the Compensation Committee. The guidelines further provide that non-employee directors are expected to receive a meaningful portion of their annual retainer in the form of equity. Employee directors are not paid additional compensation for their services as directors.
Restrictions on Short Sales or Speculative Transactions by All Directors and Employees.   The Board believes that it is undesirable for our directors, officers and employees to engage in hedging or speculative transactions that may put the personal gain of the insider in conflict with the best interests of the Company and our securityholders or otherwise give the appearance of impropriety. Therefore, we adopted an insider trading policy, which generally prohibits our directors, officers, and employees, whether or not in possession of material non-public information from (i) trading in options, warrants, puts and calls or similar instruments on our securities, and (ii) selling our securities “short” (i.e., selling stock that is not owned and borrowing the shares to make delivery).
In addition, our insider trading policy discourages margin accounts and pledges. The policy generally prohibits our directors, officers, and employees, whether or not in possession of material non-public information, from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan, without first obtaining pre-clearance.
Under the insider trading policy, our executive officers may only trade our securities during certain designated periods, as set out in our insider trading policy, and must obtain pre-clearance and approval prior to any transaction. All executive officers and directors are in compliance with this policy.
Committee Authority to Retain Independent Advisors.   The charter of each of the Audit Committee, the Nominating and Corporate Governance Committee, the Compensation Committee and the Technology Committee provides that the committee has the authority to retain independent advisors, counsel, experts and consultants, with all fees and expenses paid by Repay.
Board Leadership Structure.   Our current Board leadership structure separates the positions of Chief Executive Officer and Chairperson of the Board, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives. Our Chief Executive Officer, who is also a member of our Board, is primarily responsible for our operations and strategic direction, while our Board Chairperson, who is an independent member of the Board, is primarily focused on matters pertaining to corporate governance, including management oversight and strategic guidance. The Board believes that this is the most appropriate structure at this time but will make future determinations regarding whether or not to separate the roles of Chair and Chief Executive Officer based on then-current circumstances.
Under our Corporate Governance Guidelines, when the Chairperson of the Board is also the Chief Executive Officer or is a director who does not otherwise qualify as an “independent director,” a “Lead Director” shall be elected annually by plurality vote of the independent directors, pursuant to a secret ballot, following nomination by the Nominating and Corporate Governance Committee. The Lead Director would help coordinate efforts of the independent and non-management directors in the interest of ensuring that objective judgment is brought to bear on sensitive issues involving the management of the Company and, in particular, the performance of senior management. A description of the position of Lead Director is set forth in Annex A to our Corporate Governance Guidelines, which is available on our investor website at investors.repay.com under the heading “Corporate Governance.” Currently, John Morris serves as our Chief Executive Officer, and the independent Chairman position is held by Peter J. Kight. Therefore, we do not currently have a Lead Director. We believe that the structure of our Board and its committees provides strong overall management of the Company.
Policy for Director Attendance at Annual Meetings.   Under our Corporate Governance Guidelines, each director is strongly encouraged to attend each Annual Meeting of Stockholders.

Process for Stockholders to Send Communications to the Board.   Our Corporate Governance Guidelines provide that any stockholder who wishes to communicate with, or otherwise make his or her concerns known directly to the chairperson of any of the committees, or to the non-management or independent directors as a group, may do so by (1) addressing such communications or concerns to the Secretary of the Company, 3 West Paces Ferry Road, Suite 200, Atlanta, Georgia 30305, who will forward such communications to the appropriate party, or (2) sending an e-mail to corpsecretary@repay.com. Such communications may be done confidentially or anonymously.
Environmental, Social and Governance Matters
We believe corporate responsibility is deeply woven into our company culture and good governance at all levels provides a strong foundation for supporting and promoting the long-term interests of our shareholders. Our environmental, social and governance (“ESG”) initiatives have been guided by our desire to achieve operational excellence, generate long-term value for our shareholders, provide a good working environment for our employees and have a positive impact in our communities.
In 2020, we created a sustainability working group, consisting of internal and external resources, to assess the ESG factors related to our business. Together with the Board and our executive management team, the working group analyzed our business and identified relevant ESG factors for evaluation and disclosure. The analysis included dialogue with certain of our institutional stockholders and review of the practices of our peer companies. In March 2021, we publicly released our inaugural Corporate Sustainability Report, which discusses our environmental and social responsibility and sustainability programs and practices. This report focuses on environmental initiatives, social initiatives and governance initiatives. A copy of our Corporate Sustainability Report is available on the “Investors” page of our website, www.repay.com, under the “Corporate Governance” tab.
We will continue to evolve our ESG program in a manner that is beneficial to the Company and our stakeholders.

REPORT OF AUDIT COMMITTEE
Notwithstanding anything to the contrary set forth in any of Repay’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate by reference this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings.
The Audit Committee oversees our financial reporting process on behalf of the Board. The Audit Committee operates under a written charter, a copy of which is available on the “Investors” page of our website, www.repay.com, under the “Corporate Governance” tab. This report reviews the actions taken by the Audit Committee with regard to our financial reporting process during fiscal 2020 and particularly with regard to the audited consolidated financial statements as of December 31, 2020 and December 31, 2019 and for the three years ended December 31, 2020.
The Audit Committee is composed solely of independent directors. None of the committee members is or has been an officer or employee of the Company or any of our subsidiaries or has any current business or any family relationship with the Company or any of our subsidiaries or affiliates.
Our management has the primary responsibility for the financial statements and reporting process, including the systems of internal controls. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes and to select annually the accountants to serve as our independent auditors for the coming year.
The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to fulfill its oversight responsibilities under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met four times during the year ended December 31, 2020.
In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020, including a discussion of the quality, rather than just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
The Audit Committee also discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited consolidated financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, rather than just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also reviewed and discussed with the independent auditors the critical audit matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the Audit Committee and that (1) relate to accounts or disclosures that are material to the consolidated financial statements, and (2) involved the auditor’s especially challenging, subjective or complex judgments. In addition, the Audit Committee discussed with the auditors their independence from management and the Company, including the matters in the written disclosures and the letter required by the PCAOB regarding the independent auditors’ communications with the Audit Committee regarding independence. The Audit Committee also considered whether the provision of services during the fiscal year ended December 31, 2020 by the auditors that were unrelated to their audit of the consolidated financial statements referred to above and to their reviews of our interim consolidated financial statements during the fiscal year is compatible with maintaining their independence.
Additionally, the Audit Committee discussed with the independent auditors the overall scope and plan for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.
Submitted by the Audit Committee:
Robert H. Hartheimer, Chairman
Paul R. Garcia
Maryann Goebel

COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) outlines our compensation programs, practices and objectives for our 2020 named executive officers (“NEOs”) listed below and discusses how the compensation committee of the Board (the “Compensation Committee”) arrived at the compensation decisions for 2020.
Name	Title
John Morris	Chief Executive Officer (“CEO”)
Shaler Alias	President
Timothy J. Murphy	Chief Financial Officer
Tyler B. Dempsey	General Counsel
Michael F. Jackson	Chief Operating Officer
Executive Summary
2020 Business Highlights
We made significant progress and experienced strong business and financial performance during the year ended December 31, 2020. In addition to the strong financial results, we completed three acquisitions in 2020 and improved our liquidity position. Highlights related to our financial condition and results of operations as of December 31, 2020 include:
•
Card payment volume was $15.2 billion, an increase of 42% over the full year 2019

•
Total revenue was $155.0 million, a 48% increase over the full year 2019

•
Gross profit was $113.6 million, an increase of 44% over the full year 2019

•
Adjusted EBITDA was $68.2 million, an increase of 41% over the full year 2019

•
Adjusted Net Income was $43.7 million, an increase of 11% over the full year 2019

•
Adjusted Net Income per share was $0.60

Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per share are non-GAAP financial measures. Please refer to p. 31 of our Annual Report on Form 10-K, as amended, for reconciliations to GAAP measures and further information.
COVID-19 Response
Similar to many companies, we experienced uncertainty and adverse financial impacts in 2020 related to the COVID-19 pandemic. Although we experienced increased demand for some of our service offerings as a result of an accelerated shift to electronic payments, we believe that the COVID-19 pandemic, the mitigation efforts and the resulting economic impact have had, and may continue to have, an overall adverse effect on our business, results of operations and financial condition.
The 2020 Adjusted EBITDA performance goals discussed below were established in early March 2020 prior to any meaningful understanding of the impact of the COVID-19 pandemic and the related mitigation measures on the Company’s results of operations. Notwithstanding the pandemic’s effect on the Company’s performance, after careful consideration, the Compensation Committee determined not to modify the performance goals that were established prior to the onset of COVID-19 for outstanding performance awards, and payouts under the 2020 AIP described below were below target.
2020 Pay Mix and Target Total Compensation
The Compensation Committee strives to align our compensation program with short- and long-term Company performance objectives and stockholder value. We believe that our current executive compensation program emphasizes performance-based pay and reflects best practices to ensure sound corporate governance. The following charts show the mix of total target compensation in 2020 for our CEO and the average of all other NEOs.
While aiming for a pay mix focused on variable and performance-based vehicles and designed to attract, retain and motivate our NEOs, and following a review of peer companies and executive performance, the Compensation Committee approved executive pay at the following target levels for 2020:
Name	Base Salary ($)	% of Total	Target Short- Term Cash Incentive ($)	% of Total	Target Long- Term Equity Incentives ($)	% of Total	Total
John Morris	355,000	8%	177,500	4%	3,906,250	88%	4,438,750
Shaler Alias	314,150	25%	157,075	12%	794,500	63%	1,265,725
Timothy J. Murphy	283,250	16%	212,438	12%	1,261,000	72%	1,756,688
Tyler B. Dempsey	350,000	25%	175,000	13%	844,167	62%	1,369,167
Michael F. Jackson	249,260	21%	274,630	23%	651,610	56%	1,175,500
Greater detail regarding the compensation of our NEOs can be found within the 2020 Summary Compensation Table.

Objectives of the Compensation Program
Our executive compensation program encompasses the overarching ideals of the Company as a whole. We value performance driven metrics and an astute workforce. The Compensation Committee believes this is best effectuated by designing compensation programs and policies to achieve the following primary objectives:
•
attract, retain and motivate our highly-talented executive team;

•
align the objectives and interests of our executives with those of our stockholders in order to increase overall value and output within the Company; and

•
promote the achievement of key financial and strategic milestones.

Attract and Retain Talented Executive Team
We operate in a highly competitive industry for talented executives. The Compensation Committee has designed our compensation program to attract, retain and motivate an executive team capable of maximizing the Company’s performance in both the short- and long-term. With our compensation program and policies, we aim to provide our NEOs with a total compensation package that is competitive with comparable positions at other companies with which we compete for talent.
Align Interests of Named Executive Officers and Stockholders
The following compensation policies and practices are designed to align the interests of our NEOs and our stockholders:
What We Do		What We Don’t Do
Heavy emphasis on variable and performance-based compensation	Engage an independent compensation consultant	No significant perquisites
Stock ownership guidelines	Fully independent compensation committee	No incentives that encourage excessive risk-taking
Anti-hedging/pledging policy	Capped annual and long-term incentive programs	No tax gross ups
Mix of short-term and long-term incentives and performance metrics	Clawback policy	No guaranteed incentive payments
Annual risk assessments
Promote the Achievement of Key Milestones
The Compensation Committee believes compensation should be linked to actual performance and individual contributions. The Compensation Committee has worked to create an environment where performance is expected and rewarded. Our compensation program is designed to provide significant performance-based compensation, including cash and equity compensation that is variable and based on our actual results and our executives’ individual performance, as compared to fixed or guaranteed compensation.

Material Elements of Our Compensation Programs
Our compensation philosophy is supported by the following material compensation elements, which the Compensation Committee uses in determining the compensation of our NEOs:
Compensation Element	How It’s Paid	Purpose
Base Salary	Cash (Fixed)	Provides a competitive fixed compensation relative to similar positions in the market and enables us to attract and retain highly skilled executive talent
Annual Cash Incentive Awards	Cash (Variable)	Focuses executives on achieving annual financial and strategic goals that promote growth, profitability and returns, ultimately driving long-term stockholder value
Long-Term Incentive Plan	Equity (Variable)	Provides incentives for executives to reach long-term financial and strategic goals that drive stockholder value creation
Base Salary
Base salary generally provides an annual fixed compensation for our executives for the services they render during the year and is a standard element of compensation necessary to attract and retain high-level executive talent. All NEO employment arrangements require an annual review of base salary by the Compensation Committee, and annual increases may be made by the Compensation Committee on a discretionary basis. In making base salary decisions, the Compensation Committee does not use a specific formula for evaluating the individual performance of each NEO. When reviewing base salaries as part of the total target compensation, the Compensation Committee considers, among other factors, our contractual obligations under each NEO’s employment agreement, their respective role and responsibilities, their experience and contributions to our financial and operational success, the competitiveness of each NEO’s pay opportunity based on market data, and the totality of the executive’s individual performance.
Annual Performance-Based Cash Incentive Awards
Annual performance-based cash incentive awards are awarded under the Annual Incentive Plan (“AIP”). These awards are designed to encourage the achievement of various pre-determined financial performance goals for the Company and personal and department performance goals tied to each of the NEO’s roles at the Company. The design of the AIP provides that each NEO’s cash incentive opportunity will be expressed as a percentage of his base salary and earned based on performance results as compared to pre-established threshold, target and maximum goals. NEOs participate in the AIP at individual target levels set forth in their respective employment agreements, which currently range from 50% to 75% of base salary.
Annual Performance-Based and Service-Based Equity Awards
Equity awards are a significant component of our NEO compensation. Under the terms of our Omnibus Incentive Plan, effective as of July 11, 2019 (the “2019 Plan”), the Compensation Committee has the authority to annually grant equity to our NEOs, which it has done since the Business Combination. The 2019 Plan is intended to recognize the contributions made to the Company by our employees and directors, to provide such persons with additional incentive to devote themselves to our future success, and to improve our ability to attract, retain, and motivate individuals upon whom our sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company.

In approving long-term equity incentives as part of the total target compensation, the Compensation Committee focuses on the nature of the NEO’s services and responsibilities, the NEO’s present and potential contribution to the Company’s success and such other factors it may deem relevant. The Compensation Committee also believes that linking the personal financial interests of our NEOs to the Company’s long-term performance discourages excessive risk taking and supports creation of sustainable stockholder value.
We typically grant annual equity awards to the NEOs at the regularly-scheduled meeting of the Compensation Committee held in the first quarter of the fiscal year to align the timing close to the annual performance evaluations of NEOs. The date of such meeting is set up approximately a year in advance and coincides with the Board’s review of year-end financial results. The grant date of the equity awards is the date such award is approved by the Compensation Committee. Equity awards may also be made by the Compensation Committee from time to time to incentivize and reward certain performance and to provide additional retention value.
Process for Determining Named Executive Officers’ Compensation
Role of Compensation Committee
The Compensation Committee is comprised of independent, non-employee members of the Board and has the primary authority to determine our compensation philosophy and establish the compensation of our NEOs. In establishing our NEOs’ compensation, the Compensation Committee uses its subjective evaluation of the executives’ performance and responsibilities, our overall performance and the CEO’s recommendations with respect to the other NEOs. The Compensation Committee’s specific authority and responsibilities are set forth in its charter, a copy of which is available on the “Investors” page of our website, www.repay.com.
The Compensation Committee has also engaged an independent compensation consultant to advise the Compensation Committee regarding the status of our NEOs’ compensation in relation to comparable companies. The Compensation Committee works very closely with its independent compensation consultant and management to evaluate the effectiveness of our executive compensation program throughout the year.
Role of Management
Management plays a significant role in the process of establishing executive compensation. The most significant aspects of management’s role are:
•
CEO evaluation of employee performance (other than for the CEO);

•
preparing information for Compensation Committee meetings;

•
recommending business performance targets and objectives;

•
providing background information regarding our strategic objectives; and

•
recommending salary levels and equity awards.

From time to time, the Compensation Committee may invite any director, member of management and such other persons as it deems appropriate to its meetings in order to carry out its responsibilities. Typically, our CEO reviews the performance of senior management and makes recommendations on compensation levels, and our General Counsel advises the committee on legal matters and prepares documents for the Compensation Committee’s consideration. Also, our Executive Vice President — Human Resources provides the Compensation Committee with details with respect to the operation of our various compensation and benefit plans. The CEO presents to the Compensation Committee the individual goals for the NEOs (other than the CEO) and an analysis of the achievement of those goals. In addition, these officers answer questions posed by the Compensation Committee. Also, the Board has delegated authority to our CEO to grant equity awards to employees other than executive officers, subject to certain parameters.

The CEO recommends to the Compensation Committee annual base salaries, annual performance-based cash incentive awards and long-term or performance equity grants for the NEOs (other than the CEO). The Compensation Committee then evaluates each NEO, sets performance criteria for annual performance-based cash incentive awards, and makes long-term equity grants, if any. Although the Compensation Committee considers the CEO’s recommendations, the final decisions regarding base salary, annual incentive awards and equity awards of the NEOs are within the sole discretion of the Compensation Committee.
Role of the Independent Compensation Consultant
The Compensation Committee has the authority to retain independent compensation consultants to provide counsel and advice. For 2020, the Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent advisor on executive and non-employee director compensation matters. FW Cook reports directly to the Compensation Committee and does not provide any other services to the Company. The Compensation Committee assessed the independence of FW Cook in 2020 and whether any work provided by FW Cook raises any conflict of interest, taking into consideration the independence factors set forth in applicable SEC and Nasdaq rules, and determined that FW Cook was independent.
As the Compensation Committee’s independent compensation consultant, FW Cook generally reviews and evaluates our executive compensation programs. FW Cook considers the objectives of our compensation programs and compares them to peer group companies (as discussed below) and best practices and consults the Compensation Committee on competitive compensation practices and trends. The Compensation Committee pre-approves any services to be provided by FW Cook. FW Cook assisted the Compensation Committee in establishing our compensation philosophy, determining our peer group and determining appropriate levels of compensation for our NEOs in 2020.
Peer Group Analysis
The Compensation Committee regularly reviews benchmarking and market surveys in order to ensure that our compensation is competitive with that of our peers. The Compensation Committee also considers analysis and surveys by third parties for comparative purposes in order to gain a better understanding of compensation practices and trends in the market.
Our compensation consultant provides the Compensation Committee with general market surveys and other information related to the general market for executive compensation, including best practices and emerging trends. Additionally, in 2020, FW Cook provided information derived from the proxy statements of our peer group of 14 companies, which includes publicly traded companies providing financial technology products and services with similar revenues, earnings and/or market capitalizations. FW Cook also referred to another industry survey covering the broader technology industry as an additional market resource. The peer companies referred to for evaluation of our 2020 NEO compensation included the following:
ACI Worldwide, Inc. Bill.com Holdings, Inc. Bottomline Technologies (de), Inc. Cass Information Systems, Inc. Everi Holdings Inc.	EVERTEC Inc. EVO Payments, Inc. Green Dot Corporation GreenSky, Inc. i3 Verticals, Inc.	International Money Express, Inc. Priority Technology Holdings, Inc. Q2 Holdings, Inc. Verra Mobility Corporation
The Compensation Committee reviewed compensation information from this peer group by comparable executive position and level to better understand the market for other participants for all aspects of compensation. In a review of the applicable data, the Compensation Committee sought to ensure that the overall compensation to our NEOs was competitive with industry standards and median compensation levels at other companies of similar characteristics based on the executive’s position, level and job performance. The Compensation Committee took this evaluation into account in determining all elements of NEO compensation for 2020.

Named Executive Officers’ Compensation in 2020
Base Salary
Base salary represents annual fixed compensation and provides our NEOs with a level of compensation consistent with their experience, responsibilities and contributions in relation to comparable positions in the marketplace. The Compensation Committee met in March of 2020 to determine the base salaries for our NEOs for 2020 and approved modest increases in certain of the NEOs’ annual salaries as set forth in the table below to maintain current alignment with the market.
Base salaries for our NEOs at the end of fiscal 2020, compared to their base salaries in effect at the end of fiscal 2019, are set forth below:
Name	2020 Base Salary ($)	2019 Base Salary ($)	% Change
John Morris	355,000	355,000	0%
Shaler Alias	314,150	305,000	3%
Timothy J. Murphy	283,250	275,000	3%
Tyler B. Dempsey	350,000	350,000(1)	0%
Michael F. Jackson	249,260	242,000	3%

(1)
Mr. Dempsey began employment with the Company in September 2019. Amount reflects annualized base salary.

Annual Performance-Based Cash Incentives
For 2020, our NEOs were entitled under their employment agreements to participate in the AIP with the following targets, expressed as a percentage of base salary: Mr. Morris, 50%; Mr. Alias, 50%; Mr. Murphy, 75%; Mr. Dempsey, 50%; and Mr. Jackson, 50%. Mr. Jackson’s AIP target was increased from 25% to 50% for 2020 to more closely align with peer market data and as determined appropriate given Mr. Jackson’s significant duties and responsibilities. The AIP targets for the other NEOs remained consistent with the target levels for those individuals in 2019.
The Compensation Committee establishes AIP targets during the first quarter of the fiscal year. Individual performance results are also factored into the AIP opportunity. For fiscal year 2020, the Compensation Committee established the performance goals under AIP as (i) a financial goal of Adjusted EBITDA (weighted at 75%) and (ii) an individual goal (weighted at 25%) to provide for appropriate annual incentives to management. For 2020, the Compensation Committee established an Adjusted EBITDA target of $70.0 million, with a threshold of $66.0 million (94% of the target) and a maximum of $75.2 million (107% of the target). If actual Adjusted EBITDA performance does not meet the threshold, no award will be earned for the financial goal. If the actual Adjusted EBITDA performance reaches the threshold, the award earned for the financial goal will be 50% of the target. The award earned for results between the threshold and the target and between the target and the maximum of 200% of the target is calculated using straight-line interpolation. The maximum incentive award for any NEO is 200% of his target bonus. The 2020 Adjusted EBITDA performance goals were established in early March 2020 prior to any meaningful understanding of the impact of the COVID-19 pandemic and the related mitigation measures on the Company’s results of operations.
The Compensation Committee does not use a specific formula for evaluating the individual performance of each NEO. The Compensation Committee makes each assessment taking into consideration the quality and effectiveness of each NEO’s leadership and their respective contribution to Repay’s financial and operational success, as well as the totality of the executive’s performance. In evaluating the individual performance of the NEOs for 2020, the Compensation Committee considered the individual achievements of each NEO, including the following, among others:
John Morris
•
Led the executive team to a successful 2020, including completion of acquisitions of Ventanex, cPayPlus and CPS Payment Services and addition of meaningful new software partners

•
Oversaw hiring of critical new internal positions to support the Company’s growth

•
Completed first follow-on public offering for $184 million

•
Executed COVID response planning and reporting, including overnight response to move employees to a virtual work setting, improving related security measures and implementing a CEO dashboard

•
Completed $345 million registered block trade resulting in successful full exit of Corsair’s equity position in Repay

•
Developed 5-year strategy for Repay, including finalizing a comprehensive B2B strategy

•
Stock price increased approximately 86% over the calendar year

•
Repay was added to the US Small-Cap Russell 2000 Index

Shaler Alias
•
Successfully negotiated favorable pricing and incentives relating to various payment network and sponsor bank relationships

•
Successfully negotiated contract extensions on key customer contracts

•
Negotiated agreements with new customers, including “buy-now-pay-later” merchants

•
Obtained Instant Funding bank sponsorship in Canada

•
Expanded offerings of Instant Funding for additional U.S. lender customers

•
Monitored and managed risk reviews for TriSource clients

•
Supported effort to convert APS to TriSource for back-end processing and led associated negotiations with TSYS

•
Oversaw reconciliation reporting for gateway transactions

Timothy J. Murphy
•
Completed first full year of public company reporting obligations, including leading the earnings release process and related analyst calls

•
Added coverage from five new research analysts

•
Amended and upsized credit facility

•
Completed first follow-on public offering for $184 million

•
Executed COVID response planning

•
Completed $345 million registered block trade resulting in successful full exit of Corsair’s equity position in Repay

•
Completed over 160 investor meetings and calls, interacting with over 380 investors, and attended 18 investor conferences and events

•
Coordinated with audit committee chair to prepare materials for audit committee meetings and led management presentations to the same

•
Coordinated with internal audit team and Grant Thornton on implementation of internal controls

•
Grew internal team across accounting, tax, FP&A and corporate development

Tyler B. Dempsey
•
Managed legal due diligence and transaction documentation for acquisitions of Ventanex, cPayPlus and CPS Payment Services

•
Oversaw legal aspects of $184 million first follow-on offering

•
Oversaw legal aspects of $345 million block trade (structured as synthetic secondary to purchase all of Corsair’s equity stake)

•
Led preparation of first proxy statement and conduct of first annual stockholders’ meeting (in all-virtual format)

•
Structured and administered first annual self-evaluation process for the Board and its committees

•
Established framework for Board oversight of merchant regulatory compliance matters

•
Grew internal legal team and organized legal department along business unit lines

•
Led legal aspects of forced exercise and redemption of outstanding warrants

Michael F. Jackson
•
Completed integration activities for TriSource, APS and Ventanex acquisitions

•
Managed significant employee growth through onboarding of new employees and internal promotions

•
Achieved the recognition of “Certified Great Place to Work” for the 4th consecutive year based on objective and anonymous employee feedback

•
Spearheaded COVID-19 internal employee readiness plan and vendor and business continuity plans and communications

•
Implemented the CEO dashboard to provide more timely volume information for pandemic-related reporting

•
Planned and executed the APS back-end migration from TSYS to TriSource

•
Implemented new quality initiative and measurement tools for the internal underwriting department

•
Oversaw completion of 2020 Nacha ACH audit with no findings

For 2020, Adjusted EBITDA was $68.2 million (resulting in a payout of 75% of the target for that objective) and the Compensation Committee determined the performance objectives based on achievement of individual performance goals was at 100% for each NEO. In determining the achievement of individual performance goals, in addition to the matters summarized above, the Compensation Committee considered the strong performance of the Company in an especially challenging environment. As a result, the Compensation Committee approved awards under the AIP for 2020 to be granted at 81% of target for each NEO.
Performance Objective:	Adjusted EBITDA	Individual Performance
Weighting among performance objectives:	75%	25%
Threshold	$66.0 million	25%
Target	$70.0 million	100%
Maximum	$75.2 million	200%
% Achieved for 2020:	75%	100%
Overall payout for 2020:	81%
Notwithstanding the establishment of the performance components and the formula for determining the AIP awards as described above, the Compensation Committee had the ability to exercise positive or negative discretion at the end of the performance period to address any unforeseen items or as otherwise warranted under the circumstances. In 2020, no such adjustments or additional awards were made (despite the negative impacts resulting from the COVID-19 pandemic).

The target and actual annual performance-based cash incentives awards for each NEO under the 2020 AIP are detailed below:
Name	Target Bonus Opportunity ($)	% of Base Salary	Actual 2020 AIP Cash Bonus Awards ($)
John Morris	177,500	50%	144,219
Shaler Alias	157,075	50%	127,623
Timothy J. Murphy	212,437	75%	172,605
Tyler B. Dempsey	175,000	50%	141,187
Michael F. Jackson	124,630	50%	101,261
In addition to the AIP, the Compensation Committee approved a Strategic Integration Bonus Plan for Michael F. Jackson in 2020 in recognition of the significant increase in duties and expectations resulting from the Company’s acquisition and integration activities. Under the terms of the Strategic Integration Bonus Plan, Mr. Jackson was eligible to receive a $50,000 bonus for each successful completed integration of an acquired business. The goals and timelines for each integration, as well as the determination of whether a successful integration was achieved, are established by the CEO and support the Company’s strategic growth strategy. For the year ended December 31, 2020, Mr. Jackson earned an aggregate of $150,000 under the Strategic Integration Bonus Plan for the successful integrations of the TriSource, APS and Ventanex acquisitions.
Long-Term Equity Incentives
During 2020, we granted two types of equity awards to NEOs under the 2019 Plan: time-vested restricted stock and performance-vested restricted stock units. For the NEOs, the Compensation Committee determined to make 50% of the annual equity award in time-vested restricted stock and 50% in performance-vested restricted stock units. In developing this mix of equity awards, the Compensation Committee balanced the objectives relating to achieving milestones and aligning interests with stockholders provided by the performance-based awards and the objectives relating to retention and share ownership provided by the time-based awards. Each of the time-based equity awards generally vests in equal annual installments over a four-year period on the anniversary of the grant date. The performance-based awards have a performance cycle over a three-year performance period beginning in the year of grant. While the performance-based awards cliff vest as of the end of the performance period (subject to Company performance), actual share distribution is subject to a short administration period following the end of the performance period to allow for Compensation Committee approval of achievement of the performance targets.
For the performance-based awards granted in 2020, the Compensation Committee established a Total Shareholder Return (“TSR”) performance measure. TSR is defined as stock price appreciation assuming dividends are reinvested on ex-dividend date. To mitigate against unusual volatility, the actual beginning and ending price for the performance period will reflect a 20-trading day average. The TSR performance will be measured against the Russell 2000. This benchmark provides for a robust comparator group, which mitigates against anomalies due to changes in the composition of the peer group over the performance period. TSR will be measured separately for Repay and each company in the comparator group. The percent of target award earned is based on the percentile rank of Repay’s TSR relative to the TSR of the members of the comparator group. The performance and percent of award earned is as follows:
Repay TSR Performance	Percent of Target Award Earned
75th percentile or higher	200%
50th percentile	100%
25th percentile	50%
Below 25th percentile	0%
The award earned for results between the threshold and the maximum of the target is calculated using straight-line interpolation. The achievement of the performance goals for the performance-based equity awards granted in 2020 will be determined in early 2023.

In determining the size of the dollar value of equity awards granted, the Compensation Committee considered a variety of factors, including the desired equity mix and target total compensation. The actual number of equity awards granted is calculated by dividing the dollar value of the award by the closing price of our stock on the grant date. The annual grant of equity incentives were awarded to our NEOs in 2020 as provided below.
Name	Time-Based Restricted Stock	Performance- Vested Restricted Stock Units
John Morris	112,637	112,636
Shaler Alias	22,909	22,909
Timothy J. Murphy	36,361	36,361
Tyler B. Dempsey	24,342	24,341
Michael F. Jackson	18,789	18,789
Other Important Compensation Policies Affecting the Named Executive Officers
Stock Ownership Guidelines
In 2020, the Compensation Committee adopted minimum ownership requirements for Company stock for the executive officers to align executive interests with stockholders. The ownership threshold for the CEO has been established as five times his annual base salary. The other executive officers must own equity equal to three times their base salary. Compliance with these guidelines will be reviewed annually by the Compensation Committee and the ownership thresholds must be achieved within five years of application of the policy. All of our executive officers are currently in compliance with these stock ownership guidelines.
In 2019, the Compensation Committee adopted stock ownership guidelines for our non-employee directors. These guidelines require that directors own equity equal to five times the annual cash retainer within five years of appointment to the Board.
Clawback Policy
The 2019 Plan includes a clawback provision, pursuant to which we may recover the unearned portion of cash-based or equity-based compensation granted under the 2019 Plan in the event our financial statements are restated as a result of material noncompliance with financial reporting requirements. The look-back for this clawback covers any of the prior three fiscal years. This clawback provision applies to any officer of the Company in a position of executive vice president or above, which includes all of the NEOs.
Anti-Hedging and Anti-Pledging Policy
The Board believes that it is undesirable for our directors, officers and employees to engage in hedging or speculative transactions that may put the personal gain of the insider in conflict with the best interests of the Company and our securityholders or otherwise give the appearance of impropriety. Therefore, we adopted an insider trading policy, which generally prohibits our directors, officers, and employees, whether or not in possession of material non-public information from (i) trading in options, warrants, puts and calls or similar instruments on our securities, and (ii) selling our securities “short” (i.e., selling stock that is not owned and borrowing the shares to make delivery).
In addition, our insider trading policy discourages margin accounts and pledges. The policy generally prohibits our directors, officers, and employees, whether or not in possession of material non-public information, from purchasing our securities on margin, borrowing against any account in which our securities are held or pledging our securities as collateral for a loan, without first obtaining pre-clearance.
Under the insider trading policy, our NEOs may only trade our securities during certain designated periods, as set out in our insider trading policy, and must obtain pre-clearance and approval prior to any transaction. All NEOs and directors are in compliance with this policy.

Perquisites
We do not provide any material perquisites to our NEOs.
Employment Agreements
In connection with the Business Combination (or, in the case of Mr. Dempsey, at the commencement of his employment), we entered into employment agreements with our executive officers, as described below.
Employment Agreement with Mr. Morris
On January 21, 2019, we entered into a three-year employment agreement with Mr. Morris, which sets forth the terms and conditions of his service as CEO and provides for:
•
a base salary of at least $355,000 per year;

•
an annual performance-based cash bonus with a target amount of 50% of his base salary based on the achievement of certain performance objectives established by the Compensation Committee;

•
the opportunity to participate in our employee benefit plans; and

•
automatic renewals for successive one-year periods unless either party provides written notice at least 90 days prior to the end of the applicable term.

Employment Agreement with Mr. Alias
On January 21, 2019, we entered into a three-year employment agreement with Mr. Alias, which sets forth the terms and conditions of his service as President and provides for:
•
a base salary of at least $305,000 per year;

•
an annual performance-based cash bonus with a target amount of 50% of his base salary based on the achievement of certain performance objectives established by the Compensation Committee;

•
the opportunity to participate in our employee benefit plans; and

•
automatic renewals for successive one-year periods unless either party provides written notice at least 90 days prior to the end of the applicable term.

Employment Agreement with Mr. Murphy
On January 21, 2019, we entered into a three-year employment agreement with Mr. Murphy, which sets forth the terms and conditions of his service as Chief Financial Officer and provides for:
•
a base salary of at least $275,000 per year;

•
an annual performance-based cash bonus with a target amount of 75% of his base salary based on the achievement of certain performance objectives established by the Compensation Committee;

•
the opportunity to participate in our employee benefit plans; and

•
automatic renewals for successive one-year periods unless either party provides written notice at least 90 days prior to the end of the applicable term.

Employment Agreement with Mr. Dempsey
On September 1, 2019, we entered into a three-year employment agreement with Mr. Dempsey, which sets forth the terms and conditions of his service as General Counsel and provides for:
•
a base salary of at least $350,000 per year;

•
an annual performance-based cash bonus with a target amount of 50% of his base salary based on the achievement of certain performance objectives established by the Compensation Committee;

•
the opportunity to participate in our employee benefit plans; and

•
automatic renewals for successive one-year periods unless either party provides written notice at least 90 days prior to the end of the applicable term.

Employment Agreement with Mr. Jackson
On January 21, 2019, we entered into a three-year employment agreement with Mr. Jackson, which sets forth the terms and conditions of his service as Chief Operating Officer. Mr. Jackson’s employment agreement was amended to increase the target bonus amount, as discussed above, and currently provides for:
•
a base salary of at least $242,000 per year;

•
an annual performance-based cash bonus with a target amount of 50% of his base salary based on the achievement of certain performance objectives established by the Compensation Committee;

•
the opportunity to participate in our employee benefit plans; and

•
automatic renewals for successive one-year periods unless either party provides written notice at least 90 days prior to the end of the applicable term.

Termination Benefits under the Employment Agreements
Each of the NEO’s employment agreements also provide for severance benefits upon a termination of employment and certain restrictive covenants, including non-competition and non-solicitation covenants as described below.
Post-Termination Restrictions and Compensation
This section describes the post-employment benefits that each of our NEOs would be entitled to receive along with the restrictions each NEO would face in connection with various termination of employment and change-in-control scenarios. The Compensation Committee believes that our NEOs should be provided with reasonable severance benefits in the event a NEO is terminated under certain circumstances. Severance benefits for NEOs reflect the fact that the NEO may not be able to find reasonably comparable employment within a reasonable period of time following a termination. In addition, the Compensation Committee believes that certain post-termination benefits such as change in control payments will allow the NEOs to focus their time on potential transactions that may be beneficial to the Company, rather than have concern for their own employment prospects following a change in control.
Severance and Change in Control Benefits
Pursuant to the terms of the employment agreements for each of our NEOs, in the event of a termination of the executive’s employment by us without “Cause” (as defined in the agreements), by the executive for “Good Reason,” (as defined in the agreements), or a non-renewal by us, the executive is entitled to receive the following payments and benefits:
•
an amount equal to the sum of base salary and target annual bonus, payable in installments over the Severance Period (as defined below);

•
immediate vesting of all time-based equity awards that would have vested through the Severance Period;

•
all performance-based equity awards that remain outstanding and eligible to vest based on achievement of performance objectives through the Severance Period; and

•
outstanding stock options remain outstanding until the earlier of (i) the expiration of the Severance Period and (ii) the original expiration of the stock option.

The severance period is 18 months; provided that in the event such termination is on or within 24 months following a change in control or prior to and in anticipation of a change in control, the severance period is 30 months (such applicable period, the “Severance Period”). Such severance payments and benefits are subject to execution and non-revocation of a release of claims.

Pursuant to the terms of each NEOs employment agreements, in the event of a termination due to death or incapacity, our NEOs are entitled to the annual bonus that would have been paid had the executive remained employed until the end of the applicable bonus period.
In the event of any termination of employment, each of our NEOs are entitled to a lump sum equal to (i) any earned but unpaid base salary, (ii) any earned but unpaid annual bonus, (iii) any unreimbursed business expenses and (iv) vested and accrued employee benefits, if any, to which the executive is entitled under employee benefit plans (“Accrued Rights”).
Equity Award Treatment
The treatment of equity awards in the event of a termination of employment or change in control is governed by the employment agreements, the 2019 Plan and the equity award agreements.
Upon a voluntary resignation for any reason other than good reason or termination for cause, a NEO would only be entitled to his respective Accrued Rights. Upon a termination without cause or a voluntary termination for good reason, (i) all unvested restricted stock that would have vested during the Severance Period will vest and (ii) unvested performance share units will be vested on a pro rata basis (with the pro rata period including the Severance Period) and the payout will remain subject to actual performance at the end of the performance period. Upon death or disability, (i) all unvested restricted stock will fully accelerate and (ii) unvested performance share units will be vested on a pro-rata basis and payout will remain subject to actual performance at the end of the performance period.
In the event of a termination on or following a change in control, by the Company without cause, or by the grantee for good reason, on or before the fourth anniversary of the grant date of RSUs or on or before the vesting date of PSUs, (i) all unvested restricted stock will fully accelerate and (ii) all unvested performance share units will fully accelerate, with the number of shares earned to be determined based on actual performance at the time of the change in control.
In the event of a change of control, whether or not there is a termination of employment, unvested restricted stock issued under the 2019 form of restricted stock unit award agreement will fully accelerate. In the event of a change of control, unvested restricted stock issued under the 2020 form of restricted stock unit award agreement will not accelerate, unless (i) the grantee’s employment is terminated without cause, (ii) the grantee resigns for good reason or (iii) the successor to the Company does not assume or provide a substitute for the unvested shares under the awards. In the event of a change of control, unvested performance share units issued under the 2020 form of performance share unit award agreement will remain subject to time-based vesting, with the number of shares earned determined based on actual performance at the time of the change in control, unless (i) the grantee’s employment is terminated without cause, (ii) the grantee resigns for good reason or (iii) the successor to the Company does not assume or provide a substitute for the unvested units under the awards. The Company expects future awards of restricted stock to be consistent with the terms of the 2020 form of awards, including a “double-trigger” change in control provision to limit accelerated vesting in the event of change of control to those situations where a grantee is terminated without cause, the grantee resigns for good reason or the successor to the Company fails to assume the awards.
In addition, in 2020, the Compensation Committee determined to amend certain outstanding equity awards granted to the NEOs in 2019, to provide for the termination provisions as set forth above, in order to clarify for acceleration of vesting upon death or disability of those awards.
Non-Compete and Non-Solicitation Agreements
Each of our NEOs are prohibited, pursuant to their employment agreements, from soliciting our customers or vendors, or recruiting our employees for a period of 24 months following the separation date. In addition, each NEO has agreed to not, directly or indirectly, compete with Repay within the Restricted Territory, as defined in the NEO’s employment agreement, for a period of 24 months. Pursuant to the employment agreements, the NEOs are also prohibited from divulging or making use of any Confidential Information or Trade Secrets (as defined in the agreements) during the NEO’s employment and following cessation of employment with the Company for any reason.

In February 2021, the Compensation Committee determined to amend each of the employment agreements with our executive officers to expand the scope of the non-compete provision to better align with the current description of our business.
Health and Insurance Plans
Pursuant to their employment agreements, our NEOs are entitled to participate in our health, welfare and vacation benefits to the same degree that our other employees are entitled to participate.
Retirement Benefits
We have established a qualified retirement plan under Section 401(k) of the Internal Revenue Code. The plan covers all employees, including our NEOs. The purpose of this plan is to provide all employees with a tax-advantaged savings opportunity for retirement. Eligible compensation under this plan is capped at Internal Revenue Code annual limits. The plan provides for matching contributions of 100% of participant deferrals up to 3% of compensation and 50% of participant deferrals from 3% to 5% of compensation, with a maximum annual employer contribution of 4% of a participant’s compensation. The matching contribution formula is applied on a payroll to payroll basis.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers to provide contractual indemnification in addition to the indemnification provided in our Certificate of Incorporation. Each indemnification agreement provides for indemnification and advancements by the Company of certain expenses and costs relating to claims, suits or proceedings arising from his service to the Company or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.
Additional Compensation Matters
Risk Assessment of Compensation Policies and Practices
The Compensation Committee and management work together to perform a risk assessment of our executive compensation programs on at least an annual basis to determine whether any risks arising from such programs and policies are reasonably likely to have a material adverse effect on the Company. The Compensation Committee discusses this assessment with management and the ways in which risk is effectively managed or mitigated as it relates to our compensation programs and policies.
During 2020, we assessed the risks associated with our compensation programs for all employees and have concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Because our compensation programs put a heavy emphasis on performance-based incentives, we strive to ensure that such incentives do not result in actions that may conflict with the long-term best interests of the Company and our stockholders. The Compensation Committee believes that our compensation programs do not encourage excessive risk taking but instead encourage behaviors that support sustainable value creation for the Company and our stockholders. We believe that our compensation program reflects an appropriate mix of compensation elements and balances current and long-term performance objectives, cash and equity compensation, and risks and rewards.
Impact of Accounting and Tax Treatment of Compensation
The Compensation Committee regularly considers the various tax and accounting implications when designing our executive compensation programs. When determining the amount of long-term incentives and equity grants to certain executives and employees, the compensation committee considers and reviews the compensation costs associated with such grants.
Section 162(m) of the Internal Revenue Code generally limits the deductibility of compensation paid to certain executive officers in excess of $1 million during any taxable year. While considering tax deductibility as only one of several considerations in determining compensation, the Committee believes that the tax deduction limitation should not compromise its ability to structure compensation programs that provide benefits to the Company that outweigh the potential benefit of a tax deduction and, therefore, may approve compensation that is not deductible for tax purposes. We intend to design our executive compensation arrangements to be consistent with the interests of our stockholders. We believe that it is important to preserve flexibility in administering compensation programs to promote various corporate goals. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m) of the Internal Revenue Code, therefore, some amounts paid under our compensation programs may not be deductible as the result of Section 162(m).
Consideration of Results of Stockholder Advisory Votes in Executive Compensation
Prior to January 1, 2021, we were an “emerging growth company” under applicable federal securities laws and therefore were permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we previously provided scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we were not required to conduct votes seeking approval, on an advisory basis, of the compensation of our NEOs or the frequency with which such votes must be conducted.
As of January 1, 2021, we no longer qualified as an emerging growth company and, as a result, are required to provide this CD&A as well as conduct a Say-on-Pay vote and a Say-on-Pay frequency vote at the Annual Meeting.

EXECUTIVE COMPENSATION
Summary Executive Compensation Table
The following table sets forth information concerning the annual and long-term compensation awarded to, earned by, or paid to our NEOs for all services rendered in all capacities to the Company, or any of our subsidiaries, for the last three completed fiscal years (or, in the case of Mr. Dempsey and Mr. Jackson, for the applicable fiscal year for which each such individual was determined to be an NEO).
Name and principal position	Year	Salary ($)(1)	Bonus ($)(2)	Stock awards ($)(3)	Non-equity incentive plan compensation ($)(4)	All other compensation ($)(5)	Total ($)
John Morris	2020	355,000	—	3,906,234	144,219	14,200	4,419,653
Chief Executive Officer	2019	355,000	1,675,432	8,682,199	177,500	14,200	10,904,331
	2018	355,000	—	—	125,000	14,200	494,200
Shaler Alias	2020	314,150	—	794,484	127,623	11,400	1,247,657
President	2019	305,000	936,367	3,472,880	152,500	12,200	4,878,947
	2018	305,000	—	—	125,000	12,200	442,200
Tim Murphy	2020	283,250	—	1,260,999	172,605	11,330	1,728,184
Chief Financial Officer	2019	275,000	1,183,840	5,209,319	206,250	11,000	6,885,409
	2018	215,050	107,525	—	—	8,602	331,177
Tyler Dempsey	2020	350,000	—	844,163	142,187	4,667	1,341,017
General Counsel
Mike Jackson	2020	249,260	—	651,603	251,261	13,970	1,166,094
Chief Operating Officer

(1)
Amounts reflect annual base salary paid for the fiscal year.

(2)
For 2018, represents annual cash award under then applicable annual cash incentive program. For 2019, represents cash transaction bonuses paid in connection with the completion of the Business Combination.

(3)
Stock awards in 2020 were in the form of time-based restricted stock and performance-based restricted stock units. Amounts shown above are the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in such valuation, see Note 2 to our audited financial statements for the fiscal year ended December 31, 2020, included in our 2020 Form 10-K. Assuming achievement of the highest level of performance under the performance-based restricted stock unit awards (200% of the target), the value of the 2020 time-based restricted stock and performance-based vested restricted unit awards, based on the closing price of our Class A common stock on the applicable grant dates, would be as follows: Mr. Morris, $5,859,342; Mr. Alias, $1,191,726; Mr. Murphy, $1,891,499; Mr. Dempsey, $1,266,236; and Mr. Jackson, $977,404.

(4)
Represents annual performance-based cash incentives. For Mr. Jackson, amount includes award paid under strategic integration bonus plan for 2020.

(5)
Amounts reflect matching contributions made by the Company to NEO’s 401(k) plan account.

Grants of Plan-Based Awards Table
The following table sets forth information regarding grants of annual incentive awards to the NEO during the fiscal year ended December 31, 2020. The non-equity awards were made under program terms and performance objectives approved by the Compensation Committee for annual cash bonuses for the NEO under each of their respective employment agreements. The equity awards were made under the 2019 Plan.

		Estimated Future Payouts Under Non-Equity Incentive Plan Award(2)			Estimated Future Payouts Under Equity Incentive Plan Award(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	Grant Date Fair Value of Stock and Option Awards ($)(5)
Name(1)	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John Morris
PSU	3/11/2020	—	—	—	56,318	112,636	225,272	—	1,953,108
RSA	3/11/2020	—	—	—	—	—	—	112,637	1,953,126
AIP	3/11/2020	88,750	177,500	355,000
Shaler Alias
PSU	3/11/2020	—	—	—	11,455	22,909	45,818	—	397,242
RSA	3/11/2020	—	—	—	—	—	—	22,909	397,242
AIP	3/11/2020	78,538	157,075	314,150
Tim Murphy
PSU	3/11/2020	—	—	—	18,181	36,361	72,722	—	630,500
RSA	3/11/2020	—	—	—	—	—	—	36,361	630,500
AIP	3/11/2020	106,219	212,438	424,875
Tyler Dempsey
PSU	3/11/2020	—	—	—	12,171	24,341	48,682	—	422,073
RSA	3/11/2020	—	—	—	—	—	—	24,342	422,090
AIP	3/11/2020	87,500	175,000	350,000
Mike Jackson
PSU	3/11/2020	—	—	—	9,395	18,789	37,578	—	325,801
RSA	3/11/2020	—	—	—	—	—	—	18,789	325,801
AIP/SBP	3/11/2020	62,315	274,630	399,260

(1)
“AIP” refers to performance-based cash incentive awards under the Annual Incentive Plan. “PSU” refers to performance-based restricted stock units awarded under the 2019 Plan. “RSA” refers to time-based restricted stock awarded under 2019 Plan. “SBP” refers to performance-based cash incentive awards under Mr. Jackson’s Strategic Integration Bonus Plan.

(2)
The amounts shown reflect the threshold, target and maximum annual cash incentive opportunities under our 2020 AIP approved by the Compensation Committee. For Mr. Jackson, the “target” and “maximum” amounts include his Strategic Integration Bonus Plan award.

(3)
Represents grants of PSUs to each NEO during 2020. The PSUs are earned, if at all, based on our TSR performance after a three-year performance period relative to the TSR over the same performance period for the companies in the Russell 2000 index. Additional information regarding the terms of the PSUs is set forth in the “Compensation Discussion and Analysis” above.

(4)
Represents grants of RSAs to each NEO during 2020. The RSAs will generally vest in equal annual installments over a four-year period. Additional information regarding the terms of the RSAs is set forth in the “Compensation Discussion and Analysis” above.

(5)
Amounts shown are the grant date fair value of each award computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions made in such valuation, see Note 2 to our audited financial statements for the fiscal year ended December 31, 2020, included in our 2020 Form 10-K.

Narrative Disclosure to Summary Executive Compensation Table and Grants of Plan-Based Awards Table
For additional information concerning our executive compensation policies, see “Compensation Discussion and Analysis” above.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information concerning unexercised options; stock that has not vested; and equity incentive plan awards for each NEO outstanding as of the end of our last completed fiscal year.
	Stock Awards
Name	Number of shares or units of stock that have not vested (#)(1)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)(3)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)(2)
John Morris	349,231	9,516,545	56,318	1,534,666
Shaler Alias	117,547	3,203,156	11,455	312,135
Tim Murphy	178,318	4,859,166	18,181	495,419
Tyler Dempsey	112,492	3,065,407	12,171	331,646
Mike Jackson	101,597	2,768,518	9,395	256,000

(1)
These represent time-based RSAs of our Class A common Stock granted on July 11, 2019 and March 11, 2020. The 2019 RSAs vested 25% on the first anniversary of the grant date and then 2.081/3% monthly thereafter such that 100% of the time-based shares are vested by the fourth anniversary of the grant date. The 2020 RSAs vest in equal annual installments over a four-year period on the anniversary of the grant date. Additional information regarding the terms of the RSAs is set forth in the “Compensation Discussion and Analysis” above.

(2)
Based on the closing price of our Class A common stock ($27.25) on December 31, 2020.

(3)
These represent PSU granted on March 11, 2020. The PSUs are earned, if at all, based on our TSR performance after a three-year performance period relative to the TSR over the same performance period for the companies in the Russell 2000 index. Additional information regarding the terms of the PSUs is set forth in the “Compensation Discussion and Analysis” above. The number of PSUs in this table is based on assumed achievement at the “threshold” level payout of 50%.

Option Exercises and Stock Vested Table
The following table sets forth information concerning the exercise of all stock options and vesting of all stock awards on an aggregated basis for each NEO during the fiscal year ended December 31, 2020.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
John Morris	129,744	3,266,115
Shaler Alias	51,897	1,306,432
Tim Murphy	77,846	1,959,658
Tyler Dempsey	40,068	970,607
Mike Jackson	45,410	1,143,131

(1)
Represents the number of shares of time-based restricted stock awards vested multiplied by the closing price of our Class A common stock on the vesting date.

Retirement Plans
We have established a qualified retirement plan under Section 401(k) of the Internal Revenue Code. The plan covers all employees, including our NEOs. The plan provides for matching contributions of 100% of participant deferrals up to 3% of compensation and 50% of participant deferrals from 3% to 5% of compensation, with a maximum annual employer contribution of 4% of a participant’s compensation. The matching contribution formula is applied on a payroll to payroll basis.
Potential Payments Upon Termination or Change-In-Control
Pursuant to the terms of the employment agreements for each NEO, in the event of a termination of the executive’s employment by us without “Cause” (as defined in the agreements), by the executive for “Good Reason,” (as defined in the agreements), or a non-renewal by us, the executive is entitled to receive the following payments and benefits:
•
An amount equal to the sum of base salary and target annual bonus for each fiscal year during the Severance Period (as defined below), payable in installments;

•
Immediate vesting of all time-based equity awards that would have vested through the Severance Period;

•
All performance-based equity awards remain outstanding and eligible to vest based on achievement of performance objectives through the Severance Period; and

•
Outstanding stock options remain outstanding until the earlier of (i) the expiration of the Severance Period and (ii) the original expiration of the stock option.

The severance period is 18 months; provided that in the event such termination is on or within 24 months following a change in control or prior to and in anticipation of a change in control, the severance period is 30 months (such applicable period, the “Severance Period”). Such severance payments and benefits are subject to execution and non-revocation of a release of claims.
Pursuant to the terms of the employment agreements, in the event of a termination due to death or incapacity, each NEO is entitled to the annual bonus that would have been paid had the executive remained employed until the end of the applicable bonus period.
In the event of any termination of employment, each NEO is entitled to a lump sum equal to (i) any earned but unpaid base salary, (ii) any earned but unpaid annual bonus, (iii) any unreimbursed business expenses and (iv) vested and accrued employee benefits, if any, to which the executive is entitled under employee benefit plans.
For additional information concerning our executive compensation, see “Compensation Discussion and Analysis” above.
The following table shows the value to the NEO of hypothetical benefits and payments provided upon termination as of December 31, 2020 under the Company’s policies and programs. The value of the acceleration of time-based equity awards and performance-based equity awards are calculated based on the $27.25 closing price of our Class A common stock on December 31, 2020.

Name	Payment and/or Benefit	Termination for Cause ($)	Voluntary Termination ($)	Termination Without Cause or for Good Reason or Non- Renewal ($)	Termination Without Cause or for Good Reason or Non- Renewal Upon Change in Control ($)(1)	Incapacity	Death
John Morris	Base Salary	—	—	532,500	887,500	—	—
	Annual Bonus(2)	144,219	144,219	410,469	587,969	144,219	144,219
	Acceleration of Time-Based Equity Awards	—	—	5,278,189	9,516,545	9,516,545	9,516,545
	Acceleration of Performance-Based Equity Awards(3)	—	—	2,554,042	3,069,331	1,024,977	1,024,977
Shaler Alias	Base Salary	—	—	471,225	785,375	—	—
	Annual Bonus(2)	127,623	127,623	363,236	520,311	127,623	127,623
	Acceleration of Time-Based Equity Awards	—	—	1,809,536	3,203,156	3,203,156	3,203,156
	Acceleration of Performance-Based Equity Awards(3)	—	—	519,466	624,270	208,470	208,470
Tim Murphy	Base Salary	—	—	318,656	708,125	—	—
	Annual Bonus(2)	172,605	172,605	491,261	703,699	172,605	172,605
	Acceleration of Time-Based Equity Awards	—	—	2,741,541	4,859,166	4,859,166	4,859,166
	Acceleration of Performance-Based Equity Awards(3)	—	—	824,492	990,837	330,882	330,882
Tyler Dempsey	Base Salary	—	—	525,000	875,000	—	—
	Annual Bonus(2)	142,187	142,187	404,687	579,687	142,187	142,187
	Acceleration of Time-Based Equity Awards	—	—	1,641,867	3,065,407	3,065,407	3,065,407
	Acceleration of Performance-Based Equity Awards(3)	—	—	551,937	663,292	221,501	221,501
Mike Jackson	Base Salary	—	—	373,890	623,150	—	—
	Annual Bonus(2)	101,261	101,261	194,734	257,049	101,261	101,261
	Acceleration of Time-Based Equity Awards	—	—	1,566,221	2,768,518	2,768,518	2,768,518
	Acceleration of Performance-Based Equity Awards(3)	—	—	426,044	512,000	170,978	170,978

(1)
Assumes a change in control occurred on December 31, 2020, immediately followed by the executive’s termination.

(2)
Amount includes 2020 AIP bonus because, under executive employment agreements, such bonus is deemed earned if the executive is employed on December 31, 2020.

(3)
Amount is based on the number of shares that would be issued at the target payout level for the performance-vested restricted units granted in 2020.

Pay Ratio Disclosure
Pursuant to Item 402(u) of Regulation S-K promulgated under the Exchange Act, we are required to disclose the median annual total compensation of all the Company’s employees, the total compensation of our CEO and the ratio of those two amounts. The pay ratio set forth below is a reasonable estimate and has been calculated in a manner consistent with SEC rules and based on the methodology described below. The SEC rules for identifying median employees allow companies to use a variety of methodologies. As a result, the pay ratio reported by others may not be comparable to our reported pay ratio. For the year ended December 31, 2020:
•
the total compensation for our median employee was $102,600;

•
the annual total compensation of Mr. Morris was $4,419,653; and

•
based on the information above, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees is 43 to 1.

The methodology that we used and the material assumptions, adjustments and estimates that we used to identify the median and determine annual total compensation were as follows:
Employee population.   As of December 31, 2020, the date we selected to identify our median employee, our employee population consisted of approximately 361 individuals. Our employee population for purposes of determining the pay ratio described above was 295, after taking into consideration (i) a de minimis adjustment for employees located outside the United States and (ii) the exclusion of certain recently acquired employees, each as permitted by the SEC rules. We excluded approximately 3 individuals who are located in Canada under the de minimis exception. These non-U.S. employees accounted for 5% or less of our total employees. We also excluded employees who joined the Company as a result of our 2020 acquisitions, as follows: 16 employees from the Ventanex acquisition in February 2020; 14 employees from the cPayPlus acquisition in July 2020 and 33 employees from the CPS Payment Services acquisition in November 2020.
Identification of Median.   To identify the median of the annual total compensation of all of our employees, we reviewed the total cash compensation of all applicable employees for the twelve-month period ending on December 31, 2020 (the “reported compensation”). In making this calculation, we did not annualize the reported compensation of any of our employees who were hired during the period, nor did we make any cost of living adjustments to the reported compensation in identifying the median employee. Using this methodology, we determined that our median employee was a full-time, salaried employee located in the U.S.

DIRECTOR COMPENSATION
2020 Director Compensation Table
The following table sets forth information concerning the annual and long-term compensation awarded to, earned by, or paid to each director for all services rendered in all capacities to our company, or any of its subsidiaries, for the last fiscal year.
Name	Fees Earned or Paid in Cash ($)	Stock awards ($)(1)(2)	Total ($)
Peter Kight	45,000	169,985	214,985
Paul Garcia	42,500	169,985	212,485
Maryann Goebel	47,500	169,985	217,485
Robert Hartheimer	50,000	169,985	219,985
William Jacobs	50,000	169,985	219,985
Jeremy Schein(3)	35,000	169,985	204,985
Richard Thornburgh	40,000	169,985	209,985

(1)
Amounts shown are the grant date fair value of each award computed in accordance with FASB ASC Topic 718. The aggregate dollar value of the restricted stock units is based on $24.49 per share of Class A common stock on August 5, 2020.

(2)
The aggregate number of stock awards outstanding for each director as of December 31, 2020 is 19,386.

(3)
Mr. Schein is not standing for re-election, but served as a director throughout fiscal 2020.

Narrative Disclosure to Director Compensation Table
Prior to the consummation of the Business Combination, we did not maintain a compensation policy for our directors, and we did not pay any compensation to our directors. Following the Business Combination, we adopted a non-employee director compensation policy. Under such policy, we compensate our non-employee directors with a combination of cash and equity in the form of restricted stock units. In addition, we reimburse directors for their reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings.
Annual Cash Retainer
Under the non-employee director compensation policy, non-employee directors are entitled to an annual cash retainer of $30,000, which is paid quarterly in arrears on October 1, January 1, April 1 and July 1 of each year.
Annual Equity Award
An annual equity award is awarded to incumbent directors at each stockholders’ meeting in the form of restricted stock units, calculated based on the closing price on the grant date (or the most recent trading day if such date is not a trading day) and rounded down to the nearest whole unit. Restricted stock units vest on the earlier of (x) the first anniversary of the date of grant and (y) the next regularly scheduled annual shareholder meeting occurring in the year following the year of the date of grant. Vesting also accelerates upon a change of control or termination from service as a result of the director’s death or disability. Vested restricted stock units are settled on the earlier of (x) the date the director undergoes a “separation from service” as defined in Section 409A of the Internal Revenue Code and (y) a change of control. For fiscal 2020, each director received an award of approximately $170,000 in restricted stock units.
Committee and Committee Chair Fees
The non-employee director compensation policy also provides that non-employee directors serving as an Audit Committee member will receive an additional $7,500 cash payment annually. Directors serving as committee members of another committee (other than the Audit Committee) will receive an additional $5,000 cash payment annually. Such payments are made quarterly in arrears on October 1, January 1, April 1 and July 1 of each year.
Directors serving as committee chairpersons will receive additional cash compensation. The non-employee director compensation policy entitles the Audit Committee chairperson to $20,000, the Compensation Committee chairperson to $15,000 and all other committee chairpersons (other than audit and compensation) to $10,000 (in each case, on an annual basis). Such payments are made quarterly in arrears on October 1, January 1, April 1, and July 1 of each year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of our Compensation Committee are currently Paul R. Garcia, William Jacobs and Jeremy Schein.
None of our executive officers currently serve, and in the past year has not served, (i) as a member of the compensation committee or the board of directors of another entity, one of whose executive officers served on our Compensation Committee, (ii) as a director of another entity, one of whose executive officers served on our Compensation Committee, or (iii) as a member of the compensation committee of another entity, one of whose officers served on our Board.

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based upon such review, the related discussions and such other matters deemed relevant and appropriate to the Compensation Committee, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and in the Proxy Statement for the 2021 Annual Meeting of Stockholders.
Submitted by the Compensation Committee:
William Jacobs, Chair
Paul R. Garcia
Jeremy Schein
The Compensation Committee report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other filing under the Securities Act of 1933, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the Compensation Committee report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial Ownership Table
The following table sets forth certain information regarding the beneficial ownership of our Class A common stock, our Class V common stock and the limited liability company interests of Hawk Parent
(the “Post-Merger Repay Units”) as of June 23, 2021.
In connection with the Business Combination, equityholders of Hawk Parent received as consideration for their existing limited liability company interests of Hawk Parent an amount of cash and a number of Post-Merger Repay Units. In connection with the issuance of such Post-Merger Repay Units, we issued to Hawk Parent, as the surviving company following the Merger, 100 shares of Class V common stock of the Company, and Hawk Parent distributed one share of Class V common stock to each holder of Post-Merger Repay Units.
The information is provided with respect to (1) each person who is known by us to own beneficially more than 5% of the outstanding shares of our Class A common stock, (2) each of our directors, (3) each of our NEOs and (4) all of our directors and executive officers, as a group.
Beneficial ownership is determined in accordance with the rules of the SEC, which generally deem a person to beneficially own any shares of our Class A common stock the person has or shares voting or dispositive power over and any additional shares obtainable within 60 days through the exercise of options, warrants or other purchase rights. Unless otherwise indicated, each person possesses sole voting and investment power with respect to the shares identified as beneficially owned. Percentage of beneficial ownership is based on 90,524,135 shares of our Class A Common Stock and 7,933,893 Post-Merger Repay Units outstanding on June 23, 2021.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. No director or executive officer has pledged any of the shares or units disclosed below. Unless otherwise noted, the business address of each of the following entities or individuals is 3 West Paces Ferry Road, Suite 200, Atlanta, Georgia 30305.

Name	Class A common stock(1)	% of Class	Class V common stock / Post- Merger Repay Units(2)	% of Class	Voting Power %(3)
Directors and Named Executive Officers:
John Morris(4)	938,967	1.0%	3,658,529	46.1%	4.7%
Shaler Alias(5)	324,655	*	2,878,072	36.3%	3.3%
Timothy Murphy(6)	373,525	*	43,528	*	*
Tyler B. Dempsey(7)	177,558	*	—	*	*
Michael F. Jackson(8)	213,555	*	—	*	*
Paul R. Garcia(9)	85,186	*	—	—	*
Maryann Goebel(9)	19,386	*	—	—	*
Robert H. Hartheimer(9)	36,885	*	—	—	*
William Jacobs(9)	19,386	*	205,202	2.6%	*
Peter J. Kight(9)	1,322,342	1.5%	—	—	1.3%
Jeremy Schein(9)(10)	19,386	*	—	—	*
Richard E. Thornburgh(9)	35,986	*	—	—	*
All Directors and Executive Officers as a Group (16 persons)(9)	4,188,210	4.6%	7,294,905	91.9%	11.7%
5% Stockholders
Beckham Parent, L.P.(11)	10,051,302	11.1%	—	—	10.2%
Wellington Management Group LLP(12)	8,720,175	9.6%	—	—	8.9%
Wasatch Advisors, Inc.(13)	5,497,700	6.1%	—	—	5.6%
BlackRock, Inc.(14)	4,522,748	5.0%	—	—	4.6%

*
less than one percent.

(1)
Interests shown consist solely of Class A common stock and does not reflect the ownership of the Post-Merger Repay Units or the Class A common stock exchangeable therefore pursuant to the Exchange Agreement (described in Item 13 of Part III of this Annual Report on Form 10-K). Subject to the terms of the Exchange Agreement and the Hawk Parent Limited Liability Company Agreement, each holder of a Post-Merger Repay Unit, subject to certain limitations, has the right to cause Hawk Parent to acquire all or a portion of its Post-Merger Repay Units for shares of our Class A common stock at an initial exchange ratio of one share of Class A common stock for each Post-Merger Repay Unit exchanged (subject to adjustments for any subdivisions or combination of the Post-Merger Repay Units that is not accompanied by an identical subdivision or combination of our Class A common stock or, by any such subdivision or combination of our Class A common stock that is not accompanied by an identical subdivision or combination of the Post-Merger Repay Unit). In connection with such exchange, the corresponding number of shares of Post-Merger Repay Units will be cancelled. Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of a security as to which that person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power of such security and as to which that person has the right to acquire beneficial ownership of such security within 60 days. The Company has the option to deliver cash in lieu of shares of Class A common stock upon exercise by such holder of its exchange right. As a result, beneficial ownership of Class V common stock and Post-Merger Repay Units is not reflected as beneficial ownership of shares of our Class A common stock for which such Post-Merger Repay Units may be exchanged.

(2)
Each holder of Post-Merger Repay Units also holds one share of Class V common stock and is entitled to a number of votes that is equal to the product of (i) the total number of Post-Merger Repay Units held by such holder multiplied by (ii) the exchange ratio between the Post-Merger Repay Units and

Class A common stock, which will initially be one-for-one. Subject to the terms of the Exchange Agreement, the Post-Merger Repay Units are initially exchangeable for shares of Class A common stock.
(3)
Represents percentage of voting power of our Class A common stock and Class V common stock voting together as a single class.

(4)
Represents securities held of record by (i) John Morris, individually, (ii) the 2018 JAM Family Charitable Trust dated March 1, 2018 (the “JAM Family Charitable Trust”) and (iii) JOSEH Holdings, LLC (together with the JAM Family Charitable Trust, the “Morris Entities”). John Morris owns all of the voting ownership interests of JOSEH Holdings, LLC and serves as the sole member of its board of managers. John Morris is the sole trustee of the JAM Family Charitable Trust. Mr. Morris has voting and investment power over the securities held by the Morris Entities. Mr. Morris has sole voting power over 4,597,496 shares and sole dispositive power over 4,218,232 shares. The number of shares of Class A common stock beneficially owned by Mr. Morris includes 379,264 shares of restricted Class A common stock that remain subject to time-based vesting. JOSEH Holdings has sole voting and dispositive power over 3,149,397 shares. Mr. Morris is an officer and director of the Company.

(5)
Represents securities held of record by (i) Shaler Alias, individually, and (ii) Alias Holdings, LLC (“Alias Holdings”). Shaler Alias owns all of the voting ownership interests of Alias Holdings. He also serves as the sole member of its board of managers. Mr. Alias has voting and investment power over the securities held by Alias Holdings. Mr. Alias has sole voting power over 3,202,727 shares and sole dispositive power over 3,089,434 shares. The number of shares of Class A common stock beneficially owned by Mr. Alias includes 113,293 shares of restricted Class A common stock that remain subject to vesting. Alias Holdings has sole voting and dispositive power over 2,732,987 shares. Mr. Alias is an officer and director of the Company.

(6)
Represents securities held of record by (i) Timothy Murphy, individually, and (ii) Yellow Rock Capital, LLC (“Yellow Rock”). Timothy Murphy owns all of the voting interest in Yellow Rock. He also serves as its sole manager. Mr. Murphy has voting and investment power over the securities held by the Murphy Trust. Mr. Murphy has sole voting power over 417,053 shares and sole dispositive power over 240,487 shares. The number of shares of Class A common stock beneficially owned by Mr. Murphy includes 176,566 shares of restricted Class A common stock that remain subject to vesting. Yellow Rock has sole voting and dispositive power over 43,528 shares. Mr. Murphy is an officer of the Company.

(7)
Tyler B. Dempsey has sole voting power over 177,558 shares and sole dispositive power over 68,680 shares. The number of shares of Class A common stock beneficially owned by Mr. Dempsey includes 108,878 shares of restricted Class A common stock that remain subject to vesting. Mr. Dempsey is an officer of the Company.

(8)
Represents securities held of record by (i) Michael F. Jackson, individually, and (ii) MFJ Capital LLC (“MFJ Capital”). Michael F. Jackson owns all of the voting ownership interests in MFJ Capital (in his capacity as trustee of a revocable trust). He also serves as the sole member of its board of managers. Mr. Jackson has sole voting power over 213,555 shares and sole dispositive power over 117,358 shares. The number of shares of Class A common stock beneficially owned by Mr. Jackson includes 96,197 shares of restricted Class A common stock that remain subject to vesting. MFJ Capital has sole voting and dispositive power over 100,806 shares. Mr. Jackson is an officer of the Company.

(9)
For each non-employee director, includes 19,386 shares issuable under restricted stock units that are vested or scheduled to vest on or prior to the date of the Annual Meeting.

(10)
Mr. Schein is not standing for re-election to the Board but was serving as a director as of June 23, 2021.

(11)
Based solely on information contained in the Schedule 13G filed with the SEC on June 23, 2021, and represents securities held of record by Beckham Parent, L.P. of which BT Parent GP, LLC is the general partner and as such may be deemed the beneficial owner of the shares. Each of Beckham Parent, L.P. and BT Parent GP, LLC holds shared voting and shared dispositive power over the shares. The principal business address for each entity identified in this paragraph is c/o Parthenon Capital Partners, Four Embarcadero Center, Suite 3610, San Francisco, CA 94111.

(12)
Based solely on information contained in the Schedule 13G/A filed with the SEC on February 10, 2021, and represents securities held of record by Wellington Management Group LLP, Wellington Group Holdings LLP and Wellington Investment Advisors Holdings LLP, who each hold shared voting power over 8,212,289 of the shares and shared dispositive power over 8,720,075 of the shares, and Wellington Management Company LLP, who holds shared voting power over 8,164,944 of the shares and shared dispositive power over 8,475,809 of the shares. The shares are owned of record by clients of one or more investment advisers directly or indirectly owned by Wellington Management Group LLP. The principal business address for each of the entities and persons identified in this paragraph is 280 Congress Street, Boston, MA 02210.

(13)
Based solely on information contained in the Schedule 13G filed with the SEC on February 11, 2021, and represents securities held of record by Wasatch Advisors, Inc., who has sole voting power and sole dispositive power over all of the shares. The principal business address for Wasatch Advisors, Inc. is 505 Wakara Way, Salt Lake City, UT 84108.

(14)
Based solely on information contained in the Schedule 13G filed with the SEC on February 2, 2021, and represents securities held of record by BlackRock, Inc., who has sole voting power and sole dispositive power over all of the shares. The principal business address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

Changes in Control
There are no arrangements, known to Repay, including any pledge by any person of securities of Repay or any of its parents, the operation of which may at a subsequent date result in a change in control of Repay.

DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons. Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner during the year ended December 31, 2020.

RELATED PARTY TRANSACTIONS
Transactions with Related Persons
Post-Business Combination Arrangements
Exchange Agreement
In connection with the Closing, we entered into the Exchange Agreement with holders (the “Repay Unitholders”) of the Post-Merger Repay Units, which provides the Repay Unitholders with the right to elect to exchange such Post-Merger Repay Units into shares of Class A common stock (as described below). The Exchange Agreement provides that Repay Unitholders are able to exchange all or any portion of their Post-Merger Repay Units for shares of Class A common stock by delivering a written notice to both Hawk Parent and us and surrendering such Post-Merger Repay Units to us, subject to certain limitations. The initial exchange ratio is one Post-Merger Repay Unit for one share of Class A common stock. The exchange ratio will be adjusted for any subdivision (split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Post-Merger Repay Units that is not accompanied by an identical subdivision or combination of the Class A common stock or, by any such subdivision or combination of the Class A common stock that is not accompanied by an identical subdivision or combination of the Post-Merger Repay Units. If the Class A common stock is converted or changed into another security, securities or other property, on any subsequent exchange an exchanging Repay Unitholder will be entitled to receive such security, securities or other property. The exchange ratio will also adjust in certain circumstances when we acquire Post-Merger Repay Units other than through an exchange for our shares of Class A common stock.
Hawk Parent and each Repay Unitholder will bear its own expense regarding any exchange, except that Hawk Parent will be responsible for transfer tax, stamp taxes and similar duties (unless the applicable holder has requested that the Company issue the shares of Class A common stock in the name of another holder).
Tax Receivable Agreement
In connection with the Closing, we entered into the Tax Receivable Agreement with the Repay Unitholders.
As described above, Repay Unitholders may, subject to certain conditions, exchange their Post-Merger Repay Units for our shares of Class A common stock on a one-for-one basis, subject to the terms of the Exchange Agreement, including in certain cases adjustments as set forth therein. Hawk Parent intends to have in effect an election under Section 754 of the Internal Revenue Code for each taxable year in which an exchange of Post-Merger Repay Units for shares of Class A common stock occurs, which is expected to result in increases to the tax basis of the assets of Hawk Parent at the time of an exchange of Post-Merger Repay Units. The exchanges are expected to result in increases in the tax basis of the tangible and intangible assets of Hawk Parent. These increases in tax basis may reduce the amount of tax that we would otherwise be required to pay in the future. These increases in tax basis may also decrease gains (or increase losses) on future dispositions of certain capital assets to the extent tax basis is allocated to those capital assets.
The Tax Receivable Agreement provides for the payment by us to exchanging Repay Unitholders of 100% of the tax benefits, if any, that we realize (or in certain cases are deemed to realize) as a result of these increases in tax basis and certain other tax attributes of Hawk Parent and tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement. This payment obligation is an obligation of the Company and not of Hawk Parent. For purposes of the Tax Receivable Agreement, the cash tax savings in income tax will be computed by comparing the actual income tax liability of the Company (calculated with certain assumptions) to the amount of such taxes that the Company would have been required to pay had there been no increase (or decrease) to the tax basis of the assets of Hawk Parent as a result of the exchanges and had the Company not entered into the Tax Receivable Agreement. Such increase or decrease will be calculated under the Tax Receivable

Agreement without regard to any transfers of Post-Merger Repay Units or distributions with respect to Post-Merger Repay Units before the exchange under the Exchange Agreement.
The term of the Tax Receivable Agreement will continue until all such tax benefits have been utilized or expired unless the Company exercises its right to terminate the Tax Receivable Agreement for an amount representing the present value of anticipated future tax benefits of the Tax Receivable Agreement.
We expect that, as a result of the size of the increases in the tax basis of the tangible and intangible assets of Hawk Parent, the payments that we may make under the Tax Receivable Agreement will be substantial. There may be a material negative effect on our liquidity if, as a result of timing discrepancies or otherwise, the payments under the Tax Receivable Agreement exceed the actual cash tax savings that we realize in respect of the tax attributes subject to the Tax Receivable Agreement and/or distributions to the Company by Hawk Parent are not sufficient to permit the Company to make payments under the Tax Receivable Agreement after it has paid taxes. Late payments under the Tax Receivable Agreement generally will accrue interest at an uncapped rate equal to LIBOR plus 500 basis points. The payments under the Tax Receivable Agreement are not conditioned upon continued ownership of us by Repay Unitholders. The rights of each party under the Tax Receivable Agreement other than the Company are assignable.
Sponsor Stockholders Agreement
In connection with the Closing, we entered into a Stockholders Agreement with the Sponsor (the “Sponsor Stockholders Agreement”).
Under the Sponsor Stockholders Agreement for the Sponsor, Peter J. Kight (or in the event of his death or incapacity, Robert H. Hartheimer) (the “Sponsor Designator”) had the right to designate an individual (the “Sponsor Designee”) to be nominated to serve as a Class I director on our Board; provided, that such Sponsor Designee must have been eligible to serve as a director, qualify as “independent” and be qualified to serve on the audit committee of our Board, in each case under applicable Nasdaq rules (or any other market upon which shares of Class A common stock are then traded), and be willing to serve on the audit committee. The Sponsor Designator agreed to continue to designate Mr. Garcia as the Sponsor Designee as long as Mr. Garcia is willing to serve on our Board and meets the requirements to serve as the Sponsor Designee as described above.
The Sponsor Stockholders Agreement terminated when certain lock-up restrictions expired on January 7, 2020.
Corsair Stockholders Agreement
In connection with the Closing, we entered into a Stockholders Agreement with Corsair (the “Corsair Stockholders Agreement”). Pursuant to the Corsair Stockholders Agreement, (i) for so long as Corsair and its affiliates beneficially owned at least 12% of the outstanding Class A common stock (including pursuant to Post-Merger Repay Units that can be exchanged pursuant to the Exchange Agreement), Corsair had the right to select two designees to be nominated for election to our Board by the Nominating and Corporate Governance Committee of the Board (consisting of one Class I director (whose initial term expires at the Company’s annual meeting of stockholders in 2020, and whose subsequent terms will last until the Company’s third succeeding annual meeting of stockholders thereafter) and one Class II director (whose initial term expires at the Company’s annual meeting of stockholders in 2021, and whose subsequent terms will last until the Company’s third succeeding annual meeting of stockholders thereafter)) and (ii) for so long as Corsair and its affiliates beneficially owned at least 5% of the outstanding Class A common stock (including pursuant to Post-Merger Repay Units that can be exchanged pursuant to the Exchange Agreement), Corsair had the right to select one designee to be nominated by the Nominating and Corporate Governance Committee of the Board (with the director’s class depending on which of its prior Corsair designees is then serving, and if none, then Corsair will be entitled to determine whether its designee will be nominated as a Class I director or a Class II director (such designees, the “Corsair Designees”).
In the event that William Jacobs ceases to serve as a director of the Company, Corsair had the right to select one designee to be nominated by the Nominating and Corporate Governance Committee of the Board as a Class III director (whose initial term expires at the Company’s annual meeting of stockholders in 2022, and whose subsequent terms will last until the Company’s third succeeding annual meeting of stockholders thereafter) a new independent director (the “New Neutral Director” and, either Mr. Jacobs or the New Neutral Director, the “Neutral Director”); provided that, if at the time of such designation Corsair and its affiliates beneficially own less than 23% of the Class A common stock (including pursuant to Post-Merger Repay Units that can be exchanged pursuant to the Exchange Agreement), the Nominating and Corporate Governance Committee of the Board will have the right to approve any such Neutral Director. Each Corsair Designee and New Neutral Director must be eligible to serve as a director, and the Neutral Director and all but one of the Corsair Designees must also be considered “independent”, in each case under applicable Nasdaq rules (or any other market upon which shares of Class A common stock are then traded). The Corsair Designees and the New Neutral Director may only be removed with the consent of Corsair, and in the event of any vacancy with respect to the seat of a Corsair Designee or the New Neutral Director, we will use our best efforts to fill such vacancy with a person designated by Corsair. We also generally agreed to use our best efforts to cause the Corsair Designees and the Neutral Director to be elected to our Board. Additionally, any change in the size of our Board requires the consent of Corsair. Each Corsair Designee and the Neutral Director will be entitled to receive compensation consistent with the compensation received by other non-employee directors, including any fees and equity awards, and will be entitled to the same rights and privileges applicable to all other members of our Board, including indemnification and exculpation rights and director and officer insurance.
The Corsair Stockholders Agreement terminated by its terms when Corsair exited its investment in the Company in September 2020.
Founders’ Stockholders Agreement
In connection with the Closing, the Company entered into a Stockholders Agreement with Mr. Alias and Mr. Morris (together, the “Repay Founders”) (the “Founders’ Stockholders Agreement”).
Under the Founders’ Stockholders Agreement, Mr. Morris and Mr. Alias will serve on our Board (with Mr. Alias being a Class I director and Mr. Morris being a Class III director). The Founders’ Stockholders Agreement provides that (i) if Mr. Morris ceases to serve as CEO of the Company, he will immediately resign as a director and will no longer be entitled to be designated to our Board, and (ii) if Mr. Alias ceases to serve as President of the Company, he will immediately resign as a director and no longer be entitled to be designated to our Board. If Mr. Morris and/or Mr. Alias resign, upon their termination, the Repay Founders together will be entitled to designate one designee for nomination to our Board as an independent director to replace the resigning director(s) (but no more than one independent director in total), which independent director will be subject to the approval of Corsair if Corsair and its affiliates collectively beneficially own at least 5% of the outstanding Class A common stock (including pursuant to Post-Merger Repay Units) (the “Independent Founder Designee” and together with either Mr. Morris and Mr. Alias if serving as a designee under the foregoing provisions, the “Founder Designees”).
Each Founder Designee must be eligible to serve as a director, and the Independent Founder Designee must be independent, in each case under applicable Nasdaq rules (or any other market upon which shares of Class A common stock are then traded). Mr. Morris and Mr. Alias may only be removed upon termination of service as described above, and the Independent Founder Designee may only be removed with the consent of the Repay Founders. In the event of any vacancy with respect to the seat of the Independent Founder Designee, we will use our best efforts to fill such vacancy with such person as designed by the Repay Founders (and approved by Corsair, if applicable). We also agree to use our best efforts to cause the Founder Designees to be elected to our Board. Additionally, any change in the size of our Board requires the consent of the Repay Founders. Mr. Morris and Mr. Alias will not be entitled to compensation (other than as officers of the Company and expense reimbursements), but the Independent Founder Designee will be entitled to receive compensation consistent with the compensation received by other non-employee directors, including any fees and equity awards. Each Founder Designee will be entitled to the same rights and privileges applicable to all other members of Board, including indemnification and exculpation rights and director and officer insurance.
Repay Unitholders Registration Rights Agreement
In connection with the Closing, we entered into the Repay Unitholders Registration Rights Agreement with Corsair and the other Repay Unitholders. Under the Repay Unitholders Registration Rights Agreement,

the Repay Unitholders are entitled to registration rights that obligate the Company to register for resale under the Securities Act all or any portion of the shares of Class A common stock issuable upon exchange for Post-Merger Repay Units pursuant to the Exchange Agreement so long as such shares are not then restricted under any applicable support agreement or escrow agreement.
Under the Repay Unitholders Registration Rights Agreement, we have agreed to indemnify the Repay Unitholders and each underwriter and each of their respective controlling persons against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell Shares, unless such liability arises from their misstatement or omission, and Repay Unitholders have agreed to indemnify the Company and our officers and directors and controlling persons against all losses caused by their misstatements or omissions in those documents.
Amended Operating Agreement
Concurrently with the completion of the Business Combination, the existing amended and restated limited liability company agreement of Hawk Parent was amended and restated in its entirety to become the Amended Operating Agreement. Pursuant to the Amended and Restated Operating Agreement, the Post-Merger Repay Units are entitled to share in the profits and losses of Hawk Parent and to receive distributions as and if declared by the managing member of Hawk Parent and will have no voting rights. The Company, as managing member of Hawk Parent may, in its sole discretion, authorize distributions to the Hawk Parent members. All such distributions will be made pro rata in accordance with each member’s interest in Hawk Parent.
The Amended Operating Agreement also provides for cash distributions, which we refer to as “tax distributions,” to the holders of Post-Merger Repay Units if the Company, as the sole managing member of Hawk Parent, reasonably determines that a holder, by reason of holding Post-Merger Repay Units, incurs an income tax liability. Generally, these tax distributions will be computed based on the Company’s estimate of the net taxable income of Hawk Parent multiplied by an assumed tax rate equal to the highest effective marginal combined United States federal, state and local income tax rate prescribed for an individual or corporate resident in New York, New York (taking into account the non-deductibility of certain expenses and the character of the Company’s income). During the year ended December 31, 2020, Hawk Parent declared and paid tax distributions exceeding $120,000 to the following related parties: approximately $929,000 to Corsair, approximately $208,000 to John Morris (including certain affiliated entities), and approximately $189,000 to Shaler Alias (including certain affiliated entities).
Upon the liquidation or winding up of Hawk Parent, all net proceeds thereof will be distributed one hundred percent (100%) to the holders of Post-Merger Repay Units, pro rata based on their percentage interests.
Indemnification of Directors and Officers
Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporate Law (“DGCL”). In addition, our Articles of Incorporation provide that our directors will not be liable for monetary damages for breach of fiduciary duty to the fullest extent permitted by the DGCL.
In addition, we have entered into indemnification agreements with each of our executive officers and directors. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification, expense advancement, and reimbursement to the fullest extent permitted under the DGCL.
There is no pending litigation or proceeding naming any of our directors or officers to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.
2020 Related Party Transactions
Unit Purchase Agreements
In June 2020, we completed an underwritten offering of 9,200,000 shares of our Class A common stock. In connection with the offering, on May 28, 2020, we entered into a unit purchase agreement with

Corsair to use the net proceeds from 5,200,000 of those shares to purchase an equivalent number of outstanding Post-Merger Repay Units owned by Corsair for a total purchase price of $98,800,000.
In September 2020, we completed an underwritten offering of 14,364,816 shares of our Class A common stock. In connection with the offering, on May 28, 2020, we entered into a unit purchase agreement with Corsair to use the net proceeds from those shares to purchase an equivalent number of outstanding Post-Merger Repay Units owned by Corsair for a total purchase price of $336,495,815.
Commission Restructurings
During 2020, we made payments to certain employees in connection with a significant restructuring of their commission structures. This included a payment of $3.0 million to Andrew Alias, who is an employee and the brother of Shaler Alias. As an employee, Andrew Alias receives a base salary, commissions and other benefits consistent with the terms of his existing employment agreement, as well as equity incentive grants from our annual equity pool for non-executives.
Review, Approval or Ratification of Transactions with Related Persons
Under Nasdaq Marketplace Rules, our Audit Committee (or another independent body of our Board) is required to conduct an appropriate review of all related party transactions for potential conflict of interest situations on an ongoing basis. In accordance with our Nominating and Corporate Governance Committee’s charter, the Nominating and Corporate Governance Committee must review and oversee all related party transactions. For these purposes, a “related party transaction” refers to all transactions for which review or oversight is required by applicable law or Nasdaq rules or that are required to be disclosed in the notes to Repay’s financial statements or in Repay’s SEC filings.
We have adopted a formal written policy providing that our officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our capital stock, any member of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest, are not permitted to enter into a related party transaction with the Company without the approval of the Nominating and Corporate Governance Committee, subject to certain exceptions.

AUDITOR FEES
The Audit Committee selected Grant Thornton LLP (“Grant Thornton”) to serve as our independent registered accounting firm for the fiscal year ending December 31, 2020. We first engaged Grant Thornton in 2018, and it has served as our principal accounting firm since that date. The following table shows the fees for professional services rendered by Grant Thornton for the audit of our annual financial statements for the years ended December 31, 2020 and December 31, 2019, and fees billed for other services rendered by Grant Thornton during those periods.
	2020	2019
Audit Fees(1)	$920,697	$535,000
Audit-Related Fees(2)	73,500	52,544
Tax Fees(3)	—	—
All Other Fees(4)	30,400	—
Total	$1,024,597	$587,544

(1)
Audit Fees.   Audit Fees consist of fees for professional services rendered for the audits of our annual consolidated financial statements, reviews of unaudited condensed consolidated quarterly financial statements, and consent procedures required in connection with our Form S-3 Registration Statements, Form S-4 and Form S-4/A Registration Statements.

(2)
Audit-Related Fees.   Audit-Related Fees consist of fees for professional services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees.”

(3)
Tax Fees.   Tax Fees consist of fees for professional services rendered with respect to federal and state tax compliance and tax advice. This can include preparation of tax returns, claims for refunds, payment planning, and tax law interpretation.

(4)
All Other Fees.   All Other Fees consist of fees for professional services or costs not otherwise reported in Audit Fees, Audit-Related Fees or Tax Fees.

All audit-related services, tax services and other non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by Grant Thornton was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s outside auditor independence policy provides for pre-approval of audit and audit-related services specifically described by the committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved.

PROPOSAL TWO:
ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required by Section 14A of the Exchange Act, we are providing our stockholders with the opportunity at the Annual Meeting to vote on a non-binding advisory resolution, commonly known as a “say-on-pay” proposal, approving the compensation of our NEOs. This vote is not intended to address any specific item of compensation or the compensation of any specific NEO, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. A discussion of these items is found in the Compensation Discussion and Analysis section of this Proxy Statement.
Our executive compensation programs are designed to achieve three primary objectives: (i) attract, retain and motivate a highly-talented executive team; (ii) align the objectives and interests of our executives with those of our stockholders in order to increase overall value and output within the Company; and (iii) promote the achievement of key financial and strategic milestones. The Compensation Committee strives to align our compensation program with short- and long-term Company performance objectives and stockholder value. We believe that our current executive compensation program emphasizes performance-based pay and reflects best practices to ensure sound corporate governance.
Because your vote is advisory, it will not be binding upon the Company, the Compensation Committee or the Board. However, the Compensation Committee and the Board value the opinions of our stockholders and will take the outcome of the vote into account when determining the future compensation of the Company’s NEOs.
The Board recommends a vote “FOR” the following advisory resolution related to the approval of the compensation of our NEOs:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for our 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, named executive officer compensation tables and related narrative discussion, is hereby APPROVED.”

PROPOSAL THREE:
ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
Section 14A of the Exchange Act also requires us to hold a separate non-binding advisory stockholder vote with respect to the frequency of the “say-on-pay” vote (Proposal Two). Stockholders may vote for a frequency of every year, every two years, or every three years (commonly known as the “say-on-frequency” proposal). As this is the first year in which we are required to hold an advisory vote on executive compensation pursuant to the rules of the SEC, we do not currently have an established frequency for such votes. After such initial vote is held, Section 14A requires all public companies to submit the say-on-frequency proposal to their stockholders no less often than every six years.
The Board believes that an annual vote on NEO compensation provides stockholders with the opportunity to provide regular direct input to the Board and its Compensation Committee about the Company’s executive compensation program. An annual executive compensation advisory vote is consistent with our policy of reviewing our compensation program annually, as well as seeking frequent input from our stockholders on corporate governance and executive compensation matters. We believe an annual vote would be the best governance practice for the Company at this time.
Because your vote is advisory, it will not be binding upon the Company, the Compensation Committee or the Board. The Board may determine that it is in the best interests of our stockholders and the Company to hold a say-on-pay vote more or less frequently than may be indicated by this advisory vote of our stockholders. Nonetheless, the Compensation Committee and the Board will take into account the outcome of this advisory vote when considering how frequently to seek an advisory vote on say-on-pay in future years.
While the Board recommends that a say-on-pay proposal be voted on every year, you are not voting to approve or disapprove of the Board’s recommendation. Rather, you will be able to specify one of four choices for the say-on-frequency, as follows: (i) one year, (ii) two years, (iii) three years, or (iv) abstain. The frequency receiving the greatest number of votes cast will be deemed by us as the frequency that has been recommended by our stockholders.
The Board recommends a vote for “ONE YEAR” on the advisory vote on the frequency of future advisory votes on the compensation of our NEOs.

PROPOSAL FOUR:
RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
We are asking our stockholders to ratify the Audit Committee’s selection of Grant Thornton as our independent registered public accounting firm for the fiscal year ending December 31, 2021. Grant Thornton has served as our independent registered public accounting firm since 2018.
The Audit Committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Grant Thornton to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if the committee determines that such a change would be in the best interests of the Company and our stockholders.
We expect that a representative of Grant Thornton will attend the Annual Meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.
The Board recommends a vote “FOR” the ratification of the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm.

PROPOSAL FIVE:
APPROVAL OF THE 2021 EMPLOYEE STOCK
PURCHASE PLAN
We are asking our stockholders to approve the Repay Holdings Corporation 2021 Employee Stock Purchase Plan (the “ESPP”) and the material terms thereunder. Our Board approved and adopted the ESPP, subject to stockholder approval. The ESPP will become effective as of the date on which it is approved by our stockholders. The ESPP is described in more detail below. A copy of the ESPP is attached to this Proxy Statement as Annex A.
Purpose of the ESPP
The purpose of the ESPP is to provide eligible employees with the opportunity to purchase our Class A common stock through accumulated payroll deductions. We believe that the ESPP will be a key factor in retaining existing employees, recruiting and retaining new employees and aligning the interests of our employees with those of our stockholders.
Summary of the ESPP
The following summarizes the material terms of the ESPP. This summary is qualified in its entirety to the full text of the ESPP.
The ESPP permits two types of offerings: (i) the grant of purchase rights to employees that are intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Code (a “Section 423 Offering”) and (ii) the grant of purchase rights to employees that are not intended to qualify for favorable U.S. federal tax treatment under Section 423 of the Code (a “Non-Section 423 Offering”). It is our intention to have each Section 423 Offering qualify as an “employee stock purchase plan” under Section 423 of the Code and to have each Non-Section 423 Offering be exempt from the requirements of Section 409A of the Code. The provisions of the ESPP with respect to any Section 423 Offering shall be construed and administered consistently with the intention to qualify as an “employee stock purchase plan” under Section 423 of the Code, and the provisions of the ESPP with respect to any Non-Section 423 Offering shall be construed and administered consistently with the intent to be exempt from Section 409A of the Code. Except as otherwise provided in the ESPP or determined by the administrator (as described below), each Non-Section 423 Offering will operate and be administered in the same manner as any Section 423 Offering. At present, we expect that each offering under the ESPP will be a Non-Section 423 Offering.
The ESPP shall continue until terminated by the administrator or automatically if no shares of our Class A common stock remain available for purchase.
Share Reserve.   The aggregate number of shares of our Class A common stock that may be issued pursuant to rights granted under the ESPP will be 1,000,000; all of such shares of our Class A common stock may, but are not required to be, issued under Section 423 Offerings. If any right granted under the ESPP terminates for any reason without having been exercised, the shares subject thereto that are not purchased under such right will again be available for issuance under the ESPP. Any shares issued pursuant to the ESPP may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market.
Administration.   Our Compensation Committee, or any other committee to whom the Board delegates such power or authority, will serve as the administrator of the ESPP (the “administrator”). The administrator may delegate administrative tasks under the ESPP to agents or employees to assist in the administration of the ESPP. Subject to the terms and conditions of the ESPP, the administrator has the authority to determine when rights to purchase shares will be offered and the provisions of each offering under the ESPP, to determine which subsidiaries or affiliates will participate as “designated entities” in the ESPP, to impose mandatory holding periods on shares purchased under the ESPP, to construe and interpret the ESPP, to amend, suspend or terminate the ESPP and to make all other determinations and to take all other actions necessary or advisable for the administration of the ESPP.
Eligible Employees.   Employees eligible to participate in the ESPP for a given offering generally include employees who are employed by the Company or one of its designated entities on the first trading day of the offering period (the “enrollment date”). However, unless determined otherwise by the administrator in a Non-Section 423 Offering, an employee who owns (or is deemed to own through attribution), immediately after any grant of purchase rights under the ESPP, five percent (5%) or more of the combined voting power or value of all classes of the Company’s or one of its subsidiaries’ stock generally will not be allowed to participate in the offering under the ESPP. In addition, the administrator may provide that an employee will not be eligible to participate in an offering under the ESPP if the employee is a citizen or resident of a non-U.S. jurisdiction and the grant of a right to purchase shares would be prohibited under applicable law or would cause any Section 423 Offering to violate the requirements of Section 423 of the Code. Additionally, the administrator may provide that certain highly compensated, seasonal and/or part-time employees will not be eligible to participate in an offering or that only certain employees will be eligible to participate in certain offerings (regardless of the foregoing rules). The administrator may, subject to applicable law, further limit eligibility to participate in the ESPP so as to only designate certain employees of the Company and its designated entities or employees that meet certain service (not to exceed two years) or other eligibility requirements. Notwithstanding the foregoing, only employees of the Company and designated subsidiaries are eligible to participate in a Section 423 Offering.
As of May 31, 2021, 373 employees would have been eligible to participate in the ESPP had the ESPP been in operation on such date and all affiliates and subsidiaries were designed as eligible to participate in the ESPP.
Participation.   Eligible employees may become participants in the ESPP for an offering period by completing a subscription agreement prior to the enrollment date of the applicable offering period, which will designate a whole percentage or fixed dollar amount of the employee’s eligible compensation to be withheld by the Company as payroll deductions under the ESPP during the offering period, subject to certain limitations established in the ESPP.
Offerings; Purchase Periods
•
Offerings; Purchase Periods.   Under the ESPP, participants are offered the right to purchase shares of our Class A common stock at a discount during a series of offering periods. The length of the offering periods under the ESPP will be determined by the administrator and may be up to twenty-seven (27) months long. Accumulated employee payroll deductions for the purchase period will be used to purchase shares of our Class A common stock on each purchase date (the last trading day of each purchase period or such other date as determined by the administrator) during an offering period. The number of purchase periods within, and purchase dates during, each offering period will be established by the administrator, but in no event will any purchase period exceed twelve (12) months. Offering periods under the ESPP will commence when determined by the administrator. The administrator may, in its discretion, modify the terms of future offerings. At present, the administrator intends for the first offering period to begin on December 1, 2021 and end on May 31, 2022, and subsequent offering periods will continue from each June 1st to the following November 30th and from each December 1st to May 31 of the following year. Unless determined otherwise by the administrator, the purchase period will be consistent with the offering period.

•
Enrollment and Contributions.   The ESPP permits participants to purchase shares of our Class A common stock through payroll deductions of a whole percentage or fixed dollar amount of their eligible compensation, which, if determined by percentages, may not be less than one percent (1%) nor more than a maximum percentage determined by the administrator (which, in the absence of a contrary designation, will not exceed 15% of eligible compensation). At present, we expect that the maximum limit on the amount of eligible compensation that can be used to purchase shares under the ESPP will be 10%. The administrator will determine, with respect to each offering, the compensation of the employee for that offering period that may be used to purchase shares of our Class A common stock under the ESPP. The administrator also will establish a maximum number of shares that may be purchased by a participant during any offering period or purchase period, which, in the absence of a contrary designation, will be 1,000 shares for each purchase period, if the offering period contains more than one purchase period, and 2,000 shares for each purchase period, if the offering period only contains a single purchase period. At present, we expect that the maximum number of shares that can be purchased during an offering period will be 1,000. In addition, a participant may not subscribe for more than $25,000 of the fair market value of the shares under the ESPP per calendar year in which such rights to purchase stock are outstanding.
•
Purchase Rights.   On the first trading day of each offering period, each participant will be granted an option to purchase shares of our Class A common stock. Unless, prior to the applicable purchase date, the participant withdraws his or her participation, or otherwise becomes ineligible to participate, the participant’s option will be exercised on the applicable purchase date during the offering period to the extent of the payroll deductions accumulated during the purchase period. The purchase date will be the last trading day of the purchase period. The participant will purchase the maximum number of whole shares of our Class A common stock that his or her accumulated payroll deductions will buy at the purchase price, subject to the participation limitations described above, and rounded to the nearest whole share. Any cash remaining in lieu of purchasing fractional shares will be credited to the participant’s account and carried forward and applied toward the purchase of whole shares on the next purchase date.

•
Purchase Price.   The purchase price for each offering period will be designated by the administrator in the applicable offering document (which purchase price will not be less than 85% of the closing trading price of a share of our Class A common stock on the enrollment date or 85% of the closing trading price of a share of our Class A common stock on purchase date, whichever is lower). In the absence of a designation by the administrator, the purchase price will be the lower of 95% of the closing trading price per share of our Class A common stock on the enrollment date or 95% of the closing trading price per share on the applicable purchase date. At present, we expect that the purchase price will be 85% of the closing trading price of a share of our Class A common stock on the enrollment date or 85% of the closing trading price of a share of our Class A common stock on purchase date, whichever is lower.

•
Payroll Deduction Changes; Withdrawals; Terminations of Employment.   Unless the administrator determines otherwise, a participant may not increase or decrease his or her payroll deductions during the offering period. A participant is permitted to withdraw during the offering period. A participant may withdraw his or her participation from the ESPP by submitting written notice to the company at least two weeks prior to the end of the then-current offering period in which such participant is enrolled (or such earlier or later time as the administrator may designate). Upon any withdrawal, the participant will receive a refund of the participant’s account balance in cash, and his or her payroll deductions shall cease. Participation in the ESPP ends, and the participant will be deemed to have withdrawn from the ESPP, automatically upon a participant’s termination of employment or otherwise ceasing to be an eligible employee.

Transfer Restrictions.   A participant may not transfer (other than by will or the laws of descent and distribution) any right granted under the ESPP and, during a participant’s lifetime, purchase rights granted under the ESPP shall be exercisable only by such participant.
Adjustments; Changes in Capitalization.   In the event of certain transactions or events affecting our Class A common stock, such as any stock dividend or other distribution, change in control, reorganization, merger, consolidation or other corporate transaction, the administrator will make equitable adjustments to the ESPP and outstanding rights. In addition, in the event of the foregoing transactions or events or certain significant transactions, including a change in control or change in applicable law or accounting principles, the administrator may, in order to prevent the dilution of enlargement of intended benefits under the ESPP or facilitate or give effect to such transactions, events or changes, provide for one or more of the following: (i) either the replacement of outstanding rights with other rights or property or termination of outstanding rights in exchange for cash, (ii) the assumption or substitution of outstanding rights by the successor or survivor corporation or parent or subsidiary thereof, (iii) the adjustment in the number and type of shares of stock subject to outstanding rights, (iv) the use of participants’ accumulated payroll deductions to purchase stock on a new purchase date prior to the next scheduled purchase date and termination of any rights under ongoing offering periods or (v) the termination of all outstanding rights.
Amendment and Termination.   The administrator may amend, suspend or terminate the ESPP at any time, subject to stockholder approval for any increase in the number (or change in the type) of securities that may be purchased under the ESPP or as otherwise required under Section 423 of the Code.

Material U.S. Federal Income Tax Consequences
The following is a general summary under current law of the principal United States federal income tax consequences related to participation in the ESPP. This summary deals with the general federal income tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. This summary is not intended as tax advice to participants, who should consult their own tax advisors.
Section 423 Offering.   The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code with respect to any Section 423 Offerings. For federal income tax purposes, a participant in a Section 423 Offering generally will not recognize taxable income on the grant of an option under the ESPP, nor will the Company be entitled to any deduction at that time. Additionally, the participant should not recognize taxable income at the time of exercise of any purchase right granted under the ESPP.
If stock acquired upon exercise of an option granted under the ESPP is held for a minimum of two years from the date of grant and one year from the date of exercise (or the participant dies holding the shares at any time), the participant (or the participant’s estate) will recognize ordinary income on a subsequent sale or disposition of the shares (or, upon death, while holding the shares), measured as the lesser of (1) the excess of the fair market value of the shares at the time of such sale or disposition (or death) over the purchase price or (2) the excess of the fair market value of the shares on the date the option was granted over the purchase price. Any additional gain on a sale or other disposition of the shares will be treated as long-term capital gain.
If the holding period requirements are not met, the participant will recognize ordinary income at the time of the sale or other disposition equal to the excess of the fair market value of the shares on the date the option is exercised over the purchase price, with any remaining gain or loss being treated as capital gain or capital loss. However, if the holding period requirements are not met and the amount realized at the time of disposition is less than the fair market value of the shares at the time of exercise, the participant will recognize ordinary income to the extent of the excess of the fair market value of such shares on the date the option was exercised over the purchase price for such shares, and a capital loss to the extent the fair market value of such shares on the exercise date exceeds the amount realized upon disposition.
We or our subsidiaries or affiliates generally are not entitled to a federal income tax deduction upon either the exercise of an option granted under a Section 423 Offering or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the participant recognizes ordinary income on disposition of the shares.
Non-Section 423 Offering.   The ESPP is intended to qualify as an exempt stock right under Section 409A of the Code with respect to any Non-Section 423 Offerings. For federal income tax purposes, a participant in a Non-Section 423 Offering generally will recognize taxable income on the exercise of an option granted under the ESPP and the Company be entitled to any deduction at that time. The participant will recognize ordinary income at the time of exercise to the extent of the excess of the fair market value of such shares on the date the option is exercised over the purchase price for such shares, and the Company will be entitled to deduct the same amount. The ordinary income the participant recognizes will be subject to applicable income and employment tax withholdings, and the Company will pay the employer share of any such employment taxes.
New Plan Benefits
Because the number of shares that may be purchased under the ESPP will depend on each employee’s voluntary election to participate and on the fair market value of our Class A common stock at various future dates, the actual number of shares that may be purchased by any individual cannot be determined in advance.
Vote Required for Approval
The approval of the ESPP requires the affirmative vote of a majority of the votes cast. Accordingly, Abstentions and broker non-votes, if any, are not treated as votes cast, and therefore will have no effect on the outcome of the vote on this proposal.
The Board recommends a vote “FOR” the approval of the 2021 Employee Stock Purchase Plan.

STOCKHOLDER PROPOSALS
The 2022 Annual Meeting of Stockholders is anticipated to be held in August 2022. Under Rule 14a-8 promulgated by the SEC under the Exchange Act, any proposal that a stockholder intends to be presented at the 2022 Annual Meeting via the proxy statement and form of proxy to be distributed by us in connection with the 2022 Annual Meeting, must be received by the Corporate Secretary of Repay at our principal executive offices no later than March 11, 2022. However, if the 2022 Annual Meeting is held on a date more than 30 days before or after August 18, 2022 (the anniversary date of the 2021 Annual Meeting), stockholder proposals for the 2022 Annual Meeting must be submitted a reasonable time before we begin to print and send our proxy materials. Stockholder proposals received after this date will be considered untimely under Rule 14a-8.
If a stockholder desires to bring a matter before the meeting that is not the subject of a proposal meeting the SEC proxy rule requirements for inclusion in the proxy statement or a nomination of a director, the stockholder must follow procedures outlined in our Bylaws in order to nominate the director or personally present the proposal at the meeting. One of the procedural requirements is timely notice in writing of the business the stockholder proposes to bring before the meeting. Written notice must be received by the Corporate Secretary of Repay no earlier than April 20, 2022 and no later than May 20, 2022. In the event that our 2022 Annual Meeting is more than 30 days before or more than 70 days after August 18, 2022 (the anniversary date of the 2021 Annual Meeting), the written notice must be delivered or received not earlier than the close of business on the 120th day prior to the 2022 Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the 2022 Annual Meeting or (ii) the tenth day following the date on which public announcement of the meeting date was first made.
We reserve the right to decline to include in our proxy materials any stockholder’s proposal that does not comply with the rules of the SEC for inclusion therein. We will furnish copies of the applicable Bylaw provisions that set forth the requirements for a stockholder’s written notice upon written request to the Corporate Secretary of Repay at the address listed above.

ANNEX A
REPAY HOLDINGS CORPORATION EMPLOYEE STOCK PURCHASE PLAN

REPAY HOLDINGS CORPORATION 2021 EMPLOYEE STOCK PURCHASE PLAN
ARTICLE I.
PURPOSE
The purpose of this Plan is to assist Eligible Employees of the Company and its Designated Entities in acquiring a stock ownership interest in the Company.
The Plan permits two types of Offerings: a Section 423 Offering and a Non-Section 423 Offering. It is the intention of the Company to have each Section 423 Offering qualify as an “employee stock purchase plan” under Section 423 of the Code and to have each Non-Section 423 Offering be exempt from the requirements of Section 409A of the Code. The provisions of the Plan with respect to any Section 423 Offering shall, accordingly, be construed and administered consistently with that intention. Except as otherwise provided in the Plan or determined by the Administrator, each Non-Section 423 Offering will operate and be administered in the same manner as any Section 423 Offering.
For purposes of this Plan, the Administrator may designate separate Offerings under the Plan in which Eligible Employees will participate and whether the Offering is a Section 423 Offering or a Non-Section 423 Offering. The terms of these Offerings need not be identical, even if the dates of the applicable Offering Period(s) in each such Offering are identical, provided that the terms of participation are the same within each separate Offering.
ARTICLE II.
DEFINITIONS AND CONSTRUCTION
Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.
2.1   “Administrator” means the entity, group or person that conducts the general administration of the Plan as provided in Article XI.
2.2   “Affiliate” means any Person, other than a Subsidiary, whether or not such Person now exists or is hereafter organized or acquired by the Company or an Affiliate, directly or indirectly, controlling, controlled by or under common control with the Company, whether by management authority, contract, equity interest or otherwise. “Control,” “Person” and other correlative terms will have the meanings ascribed to such terms in Rule 12b-2 of the Exchange Act.
2.3   “Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Eligible Employee with regard to the Plan.
2.4   “Applicable Law” means the requirements relating to the administration of equity incentive plans under U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which Shares are listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where rights under this Plan are granted.
2.5   “Board” means the Board of Directors of the Company.
2.6   “Code” means the U.S. Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
2.7   “Common Stock” means the Class A common stock, par value $0.0001 per share, of the Company and such other securities of the Company that may be substituted therefor.
2.8   “Company” means Repay Holdings Corporation, a Delaware corporation, or any successor.
2.9   “Company’s 401(k) Savings Plan” means any cash or deferred plan within the meaning of Section 401(k) of the Code as may be sponsored by the Company and/or any Designated Entity.

2.10   “Compensation” of an Eligible Employee means, unless otherwise determined by the Administrator with respect to an Offering, the gross cash compensation paid by the Company or any Designated Entity to such Eligible Employee as compensation for services to the Company or Designated Entity, including for clarity, any prior-week adjustments; commissions; cash incentive compensation and bonuses (including retention or sign on bonuses); overtime payments; or other cash compensation paid by the Company or Designated Entity in respect of periods of absence from work; and excluding any statutory disability pay and disability benefits, education or tuition reimbursements; car expenses; travel expenses; business and moving reimbursements; income received in connection with any stock options, stock appreciation rights, restricted stock, restricted stock units or other compensatory equity awards; gifts and awards; fringe benefits; other special payments and all contributions made by the Company or any Designated Entity for the Employee’s benefit under any employee benefit plan now or hereafter established. Compensation will not be reduced for any pre-tax or Roth post-tax contributions to the Company’s 401(k) Savings Plan, any salary reduction contributions to a cafeteria plan under section 125 of the Code, any elective amounts that are not includible in gross income under Code section 132(f)(4), and any contributions of such Eligible Employee to any deferred compensation maintained by the Company or any Designated Entity.
2.11   “Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
2.12   “Designated Entity” means any Subsidiary or Affiliate that has been designated by the Administrator in its sole discretion as eligible to participate in an Offering under the Plan. For purposes of any Section 423 Offering, only the Company and its Subsidiaries may be Designated Entities, provided that a Subsidiary that is a Designated Entity under a Section 423 Offering may not simultaneously be a Designated Entity under a Non-Section 423 Offering. An Affiliate and/or Subsidiary will be designated by the Administrator in accordance with Section 11.2(b).
2.13   “Effective Date” means the date on which the Plan is approved by the shareholders of the Company, which date shall be within the twelve months before or after the date the Plan is approved by the Board.
2.14   “Eligible Employee” means an Employee of the Company or a Designated Entity provided that such Employee, unless otherwise determined by the Administrator with respect to a Non-Section 423 Offering, does not, immediately after any rights under this Plan are granted, own (directly or through attribution) stock possessing 5% or more of the total combined voting power or value of all classes of Shares and other securities of the Company, a Parent or a Subsidiary (as determined under Section 423(b)(3) of the Code). For purposes of the foregoing, the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock that an Employee may purchase under outstanding options shall be treated as stock owned by the Employee. Notwithstanding the foregoing, the Administrator may provide in an Offering Document that an Employee shall not be eligible to participate in an Offering Period if: (a) such Employee is a highly compensated employee within the meaning of Section 423(b)(4)(D) of the Code; (b) such Employee has not met a service or other eligibility requirements designated by the Administrator (which must in all events be less than two years); (c) such Employee’s customary employment is for twenty hours per week or less; (d) such Employee’s customary employment is for five months or less in any calendar year; and/or (e) such Employee is a citizen or resident of a foreign jurisdiction and the grant of a right to purchase Shares under the Plan to such Employee would be prohibited under the laws of such foreign jurisdiction or the grant of a right to purchase Shares under the Plan to such Employee in compliance with the laws of such foreign jurisdiction would cause the Plan to violate the requirements of Section 423 of the Code, as determined by the Administrator in its sole discretion; provided, that any exclusion in clauses (a), (b), (c), (d) or (e) shall be applied in an identical manner within any Offering for an Offering Period to all Employees.
2.15   “Employee” means, unless otherwise determined by the Administrator with respect to an Offering, any individual who renders services to the Company or any Designated Entity and is classified by the Company or any Designated Entity as an employee, and who is an employee of the Company or any Designated Entity within the meaning of Section 3401(c) of the Code. For purposes of an individual’s participation in, or other rights under the Plan, all determinations by the Company shall be final, binding and conclusive, notwithstanding that any court of law or governmental agency subsequently makes a contrary determination. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or Designated Entity and meeting the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period.
2.16   “Enrollment Date” means the first Trading Day of each Offering Period.
2.17   “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
2.18   “Fair Market Value” means, as of any date, the value of Shares determined as follows: (a) if the Shares are listed on any established stock exchange, their Fair Market Value will be the closing sales price for such Shares as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Shares are not traded on a stock exchange but are quoted on a national market or other quotation system, their Fair Market Value will be the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c) without an established market for the Shares, the Administrator will determine the Shares’ Fair Market Value in its discretion.
2.19   “Non-Section 423 Offering” means an Offering under the component of the Plan that is not intended to qualify as an “employee stock purchase plan” under Code Section 423.
2.20   “Offering” means an offer by the Company under the Plan to Eligible Employees of the Company or a Designated Entity of a right to purchase Shares that may be exercised during an Offering Period, as further described in Article IV hereof.
2.21   “Offering Document” has the meaning given to such term in Section 4.1.
2.22   “Offering Period” has the meaning given to such term in Section 4.1.
2.23   “Parent” means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the determination, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
2.24   “Participant” means any Eligible Employee who been granted rights to purchase Shares pursuant to the Plan for the applicable Offering Period.
2.25   “Plan” means this Repay Holdings Corporation 2021 Employee Stock Purchase Plan, as amended from time to time.
2.26   “Purchase Date” means the last Trading Day of each Purchase Period or such other date as determined by the Administrator and set forth in the Offering Document.
2.27   “Purchase Period” shall refer to one or more specified periods within an Offering Period, as designated in the applicable Offering Document; provided, however, that, if no Purchase Period is designated by the Administrator in the applicable Offering Document, the Purchase Period for each Offering Period covered by such Offering Document shall be the same as the applicable Offering Period.
2.28   “Purchase Price” means the purchase price designated by the Administrator in the applicable Offering Document, which purchase price shall not be less than 85% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, however, that, if no purchase price is designated by the Administrator in the applicable Offering Document, the purchase price for the Offering Periods covered by such Offering Document shall be 95% of the Fair Market Value of a Share on the Enrollment Date or on the Purchase Date, whichever is lower; provided, further, that the Purchase Price may be adjusted by the Administrator pursuant to Article VIII and shall not be less than the par value of a Share.

2.29   “Section 423 Offering” means an Offering under the component of the Plan that is intended to qualify as an “employee stock purchase plan” under Code Section 423. For purposes of Section 423 Offerings, the Plan shall be administered, interpreted and construed in a manner consistent with the requirements of Section 423 of the Code.
2.30   “Securities Act” means the U.S. Securities Act of 1933, as amended.
2.31   “Share” means a share of Common Stock.
2.32   “Subsidiary” means any corporation, other than the Company, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary, in an unbroken chain of corporations beginning with the Company if, at the time of the determination, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain; provided, however, that a limited liability company or partnership may be treated as a Subsidiary to the extent either (a) such entity is treated as a disregarded entity under Treasury Regulation Section 301.7701-3(a) by reason of the Company or any other Subsidiary that is a corporation being the sole owner of such entity, or (b) such entity elects to be classified as a corporation under Treasury Regulation Section 301.7701-3(a) and such entity would otherwise qualify as a Subsidiary.
2.33   “Trading Day” means a day on which the national stock exchange in the United States on which the Shares are traded is open for trading.
ARTICLE III.
SHARES SUBJECT TO THE PLAN
3.1   Number of Shares.   Subject to Article VIII, the aggregate number of Shares that may be issued pursuant to rights granted under the Plan shall be 1,000,000 Shares; all of such Shares may be, but are not required to be, issued under Section 423 Offerings. If any right granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such right shall again become available for issuance under the Plan.
3.2   Shares Distributed.   Any Shares distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Shares, treasury shares or Shares purchased on the open market.
ARTICLE IV.
OFFERING PERIODS; OFFERING DOCUMENTS; PURCHASE DATES
4.1   Offering Periods.   The Administrator may from time to time grant or provide for the grant of rights to purchase Shares under the Plan to Eligible Employees during one or more periods (each, an “Offering Period”) selected by the Administrator. The terms and conditions applicable to each Offering Period shall be set forth in an “Offering Document” adopted by the Administrator from time to time, which Offering Document shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate and shall be incorporated by reference into and made part of the Plan. The Administrator may establish in each Offering Document one or more Purchase Periods within such Offering Period during which rights granted under the Plan shall be exercised and purchases of Shares carried out in accordance with such Offering Document and the Plan. The provisions of separate Offerings or Offering Periods under the Plan may be partially or wholly concurrent and need not be identical.
4.2   Offering Documents.   Each Offering Document with respect to an Offering Period shall specify (through incorporation of the provisions of this Plan by reference or otherwise):
(a)   the length of the Offering Period, which period shall not exceed twenty-seven months;
(b)   the length of the Purchase Period(s) within the Offering Period, which period(s) shall not exceed twelve months;
(c)   in connection with each Offering Period that contains more than one Purchase Period, the maximum aggregate number of Shares which may be purchased by any Eligible Employee during each

Purchase Period (if applicable), which, in the absence of a contrary designation by the Administrator, shall be 1,000 Shares, subject to the limitations described in Section 5.5 below;
(d)   the maximum number of Shares that may be purchased by any Eligible Employee during each Offering Period that does not contain more than one Purchase Period (if applicable), in the absence of a contrary designation by the Administrator, shall be 2,000 Shares, subject to the limitations described in Section 5.5 below;
(e)   that each Purchase Period within an Offering Period must have an Enrollment Date that is the first Trading Day of the Offering Period;
(f)   whether the Offering for such Offering Period is intended to be a Section 423 Offering or a Non-Section  423 Offering; and
(g)   such other provisions as the Administrator determines are appropriate, subject to the Plan.
ARTICLE V.
ELIGIBILITY AND PARTICIPATION
5.1   Eligibility.   Any Eligible Employee who shall be employed by the Company or a Designated Entity on a given Enrollment Date for an Offering Period shall be eligible to participate in the Plan during such Offering Period, subject to the requirements of this Article V and, with respect to Section 423 Offerings, the limitations imposed by Section 423(b) of the Code.
5.2   Enrollment in Plan.
(a)   Except as otherwise set forth herein or in an Offering Document or determined by the Administrator, an Eligible Employee may become a Participant in the Plan for an Offering Period by delivering a subscription agreement to the Company by such time prior to the Enrollment Date for such Offering Period (or such other date specified in the Offering Document) designated by the Administrator and in such form as the Company provides.
(b)   Each subscription agreement shall designate a whole percentage or a fixed dollar amount, as designated by the Administrator, of such Eligible Employee’s Compensation to be withheld by the Company or the Designated Entity employing such Eligible Employee on each payday during the Offering Period as payroll deductions under the Plan. The percentage of Compensation designated by an Eligible Employee may not be less than 1% and may not be more than the maximum percentage specified by the Administrator in the applicable Offering Document (which maximum percentage shall be 15% in the absence of any such designation) as payroll deductions; and the fixed dollar amount of Compensation designated by an Eligible Employee may not be more than the maximum dollar amount specified by the Administrator in the applicable Offering Document; provided that, in no event shall the actual amount withheld on any payday hereunder exceed the net amount payable to the Eligible Employee on such payday after taxes and any other applicable deductions therefrom (and if amounts to be withheld hereunder would otherwise result in a negative payment to the Eligible Employee on such payday, the amount to be withheld hereunder shall instead be reduced by the least amount necessary to avoid a negative payment amount for the Eligible Employee on such payday, as determined by the Administrator). The payroll deductions made for each Participant shall be credited to an account for such Participant under the Plan and shall be deposited with the general funds of the Company.
(c)   Unless otherwise provided in the terms of an Offering Document, a Participant may increase or decrease the percentage or fixed amount of Compensation designated in his or her subscription agreement, subject to the limits of this Section 5.2, or may suspend his or her payroll deductions entirely, in any case, at any time during an Offering Period; provided, however, that the Administrator may limit or eliminate the type or number of changes a Participant may make to his or her payroll deduction elections during each Offering Period in the applicable Offering Document (and in the absence of any specific designation by the Administrator, and unless provided otherwise in the Offering Document, a Participant shall be allowed to decrease (but not increase) or suspend his or her payroll deduction elections entirely, in either case, once during each Purchase Period. Any such change or suspension of payroll deductions shall be effective with the first full payroll period starting ten (10) business days after the Company’s receipt of the new subscription agreement (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). If a Participant suspends his or her payroll deductions during an Offering Period, such Participant’s cumulative unapplied payroll deductions prior to the suspension (if any) shall remain in his or her account and shall be applied to the purchase of Shares on the next occurring Purchase Date. For clarity, if a Participant who suspends participation in an Offering Period ceases to be an Eligible Employee or he or she withdraws from participation in such Offering Period, in either case, prior to the Purchase Date next following his or her suspension of participation in the Offering Period, in any case, such Participant’s cumulative unapplied payroll deductions shall be returned to him or her in accordance with Article VII.
(d)   Except as otherwise set forth in herein or in an Offering Document or as otherwise determined by the Administrator, a Participant may participate in the Plan only by means of payroll deduction and may not make contributions by lump sum payment for any Offering Period.
5.3   Payroll Deductions.   Except as otherwise provided herein or in the applicable Offering Document, payroll deductions for a Participant shall commence on the first payday in the Offering Period and shall end on the last payday in the Offering Period to which the Participant’s authorization is applicable, unless sooner terminated by the Participant as provided in Article VII or suspended by the Participant or the Administrator as provided in Section 5.2 and Section 5.6, respectively.
5.4   Effect of Enrollment.   A Participant’s completion of a subscription agreement will enroll such Participant in the Plan for each subsequent Offering Period on the terms contained therein until the Participant either submits a new subscription agreement, withdraws from participation under the Plan as provided in Article VII or otherwise becomes ineligible to participate in the Plan, except as otherwise set forth in Section 7.1 below.
5.5   Limitation on Purchase of Shares.   An Eligible Employee may be granted rights under the Plan only if such rights, together with any other rights granted to such Eligible Employee under “employee stock purchase plans” of the Company, any Parent or any Subsidiary, as specified by Section 423(b)(8) of the Code, do not permit such employee to purchase stock of the Company or any Parent or Subsidiary to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined as of the first day of the Offering Period during which such rights are granted) for each calendar year in which such rights are outstanding at any time. For purposes of Section 423 Offerings, this limitation shall be applied in accordance with Section 423(b)(8) of the Code.
5.6   Suspension of Payroll Deductions.   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 5.5 or the other limitations set forth in this Plan, a Participant’s payroll deductions may be suspended by the Administrator at any time during an Offering Period. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares by reason of Section 423(b)(8) of the Code, Section 5.5 or the other limitations set forth in this Plan shall be paid to such Participant in one lump sum in cash as soon as reasonably practicable after the Purchase Date (but no later than thirty (30) days thereafter).
5.7   Leave of Absence.   During leaves of absence approved by the Company meeting the requirements of Treasury Regulation Section 1.421-1(h)(2) under the Code, unless otherwise set forth in the terms of an Offering Document, a Participant may continue participation in the Plan by making cash payments to the Company on his or her normal payday equal to the Participant’s authorized payroll deduction, notwithstanding Section 5.2(d) above.
ARTICLE VI.
GRANT AND EXERCISE OF RIGHTS
6.1   Grant of Rights.   On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted a right to purchase the maximum number of Shares specified under Section 4.2, subject to the limits in Section 5.5, and shall have the right to buy, on each Purchase Date during such Offering Period (at the applicable Purchase Price), such number of whole Shares as is determined by dividing (a) such Participant’s payroll deductions accumulated prior to such Purchase

Date and retained in the Participant’s account as of the Purchase Date, by (b) the applicable Purchase Price (rounded down to the nearest Share). The right shall expire on the earlier or (i) the last Purchase Date of an Offering Period, (ii) the last day of the Offering Period, or (iii) the date on which the Participant withdraws from the Plan in accordance with Section 7.1 or Section 7.3.
6.2   Exercise of Rights.   On each Purchase Date, each Participant’s accumulated payroll deductions and any other additional payments specifically provided for herein or in the applicable Offering Document will be applied to the purchase of whole Shares, up to the number of Shares permitted pursuant to the terms of the Plan and the applicable Offering Document, at the Purchase Price. No fractional Shares shall be issued upon the exercise of rights granted under the Plan, unless the Offering Document specifically provides otherwise. Any cash in lieu of fractional Shares remaining after the purchase of whole Shares upon exercise of a purchase right will be credited to the Participant’s account and carried forward and applied toward the purchase of whole Shares for the next following Offering Period, unless the Participant has suspended payroll deductions, withdrawn form the Plan or is otherwise ineligible to participate in the Plan, in which case such cash shall be paid to such Participant in one lump sum as soon as reasonably practicable after the Purchase Date (but no later than thirty (30) days thereafter). Shares issued pursuant to the Plan may be evidenced in such manner as the Administrator may determine and may be issued in certificated form or issued pursuant to book-entry procedures.
6.3   Pro Rata Allocation of Shares.   If the Administrator determines that, on a given Purchase Date, the number of Shares with respect to which rights are to be exercised may exceed (a) the number of Shares that were available for issuance under the Plan on the Enrollment Date of the applicable Offering Period, or (b) the number of Shares available for issuance under the Plan on such Purchase Date, the Administrator may in its sole discretion provide that the Company shall make a pro rata allocation of the Shares available for purchase on such Enrollment Date or Purchase Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all Participants for whom rights to purchase Shares are to be exercised pursuant to this Article VI on such Purchase Date, and shall either (i) continue all Offering Periods then in effect, or (ii) terminate any or all Offering Periods then in effect pursuant to Article IX. The Company may make pro rata allocation of the Shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date. The balance of the amount credited to the account of each Participant that has not been applied to the purchase of Shares shall be paid to such Participant without interest in one lump sum in cash as soon as reasonably practicable after the Purchase Date, or such earlier date as determined by the Administrator.
6.4   Withholding.   At the time a Participant’s rights under the Plan are exercised, in whole or in part, or at the time some or all of the Shares issued under the Plan are disposed of, the Participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, that arise upon the exercise of any purchase right under the Plan or the disposition of the Shares. At any time, the Company may, but shall not be obligated to, withhold from the Participant’s compensation or Shares to be received pursuant to the Plan the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Shares by the Participant.
6.5   Conditions to Issuance of Shares.   The Company shall not be required to issue or deliver any certificate or certificates for, or make any book entries evidencing, Shares purchased upon the exercise of purchase rights under the Plan prior to fulfillment of all of the following conditions: (a) the admission of such Shares to listing on all stock exchanges, if any, on which the Shares are then listed; (b) the completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, that the Administrator shall, in its absolute discretion, deem necessary or advisable; (c) the obtaining of any approval or other clearance from any state or federal governmental agency that the Administrator shall, in its absolute discretion, determine to be necessary or advisable; (d) the payment to the Company of all amounts that it is required to withhold under federal, state or local law upon exercise of the rights, if any; and (e) the lapse of such reasonable period of time following the exercise of the rights as the Administrator may from time to time establish for reasons of administrative convenience.

6.6   Vesting.   A Participant’s interest in the Shares purchased under the Plan shall be immediately vested and nonforfeitable in full upon issuance.
ARTICLE VII.
WITHDRAWAL; CESSATION OF ELIGIBILITY
7.1   Withdrawal.   A Participant may withdraw all but not less than all of the payroll deductions credited to his or her account and not yet used to exercise his or her purchase rights under the Plan at any time by giving written notice to the Company in a form acceptable to the Company no later than two (2) weeks prior to the end of the then-applicable Purchase Period (or such shorter or longer period as may be specified by the Administrator in the applicable Offering Document). All of the Participant’s payroll deductions credited to his or her account during such Purchase Period and not yet used to exercise purchase rights under the Plan shall be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal (but no later than thirty days following receipt of such notice), such Participant’s rights for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of Shares shall be made for such Offering Period. If a Participant withdraws from an Offering Period (including by virtue of a suspension as described in Section 5.2(c) above), payroll deductions shall not resume at the beginning of any subsequent Offering Period unless the Participant is an Eligible Employee and timely delivers to the Company a new subscription agreement by the applicable enrollment deadline for any such subsequent Offering Period, as determined by the Administrator.
7.2   Future Participation.   A Participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or a Designated Entity or in any subsequent Offering Period that commences on or after the Participant’s withdrawal from any Offering Period, subject to the terms of such similar plan or subsequent Offering.
7.3   Cessation of Eligibility.   Upon a Participant’s ceasing to be an Eligible Employee for any reason, he or she shall be deemed to have elected to withdraw from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant’s account during the then-current Purchase Period shall be paid to such Participant or, in the case of his or her death, to the Participant’s Designated Beneficiary, as soon as reasonably practicable (but no later than thirty days following such Participant’s cessation as an Eligible Employee), and such Participant’s rights for the Offering Period shall be automatically terminated. For clarity, if a Participant transfers employment from the Company or any Designated Entity participating in the Plan to any Subsidiary that is not participating in the Plan, then, in any case, such transfer shall be treated as a termination of employment under the Plan and the Participant shall be deemed to have withdrawn from the Plan pursuant to this Article VII and the payroll deductions credited to such Participant’s account during the then-current Purchase Period shall be paid to such Participant or, in the case of his or her death, to the Participant’s Designated Beneficiary, as soon as reasonably practicable (but no later than thirty days following such Participant’s transfer of employment), and such Participant’s participation in the Offering Period shall be automatically terminated.
ARTICLE VIII.
ADJUSTMENTS UPON CHANGES IN SHARES
8.1   Changes in Capitalization.   Subject to Section 8.3, in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), change in control, reorganization, merger, amalgamation, consolidation, combination, repurchase, redemption, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event, as determined by the Administrator, affects the Shares such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any outstanding purchase rights under the Plan, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (a) the aggregate number and type of Shares (or other securities or property) that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 and the limitations established in each Offering Document pursuant to Section 4.2 on the maximum number of Shares that may be purchased); (b) the class(es) and number of Shares and price per Share subject to outstanding rights; and (c) the Purchase Price with respect to any outstanding rights.
8.2   Other Adjustments.   Subject to Section 8.3, in the event of any transaction or event described in Section 8.1 or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in Applicable Law or accounting principles, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:
(a)   To provide for either (i) termination of any outstanding right in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such right had such right been currently exercisable or (ii) the replacement of such outstanding right with other rights or property selected by the Administrator in its sole discretion;
(b)   To provide that the outstanding rights under the Plan shall be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar rights covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;
(c)   To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding rights under the Plan and/or in the terms and conditions of outstanding rights and rights that may be granted in the future;
(d)   To provide that Participants’ accumulated payroll deductions may be used to purchase Shares prior to the next occurring Purchase Date on such date as the Administrator determines in its sole discretion and the Participants’ rights under the ongoing Offering Period(s) shall be terminated; and
(e)   To provide that all outstanding rights shall terminate without being exercised.
8.3   No Adjustment Under Certain Circumstances.   Unless determined otherwise by the Administrator, no adjustment or action described in this Article VIII or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to fail to satisfy the requirements of applicable law.
8.4   No Other Rights.   Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to outstanding rights under the Plan or the Purchase Price with respect to any outstanding rights.
ARTICLE IX.
AMENDMENT, MODIFICATION AND TERMINATION
9.1   Amendment, Modification and Termination.   The Administrator may amend, suspend or terminate the Plan at any time and from time to time; provided, however, that approval of the Company’s stockholders shall be required to amend the Plan to increase the aggregate number, or change the type, of shares that may be sold pursuant to rights under the Plan under Section 3.1 (other than an adjustment as provided by Article VIII) or as may otherwise be required under Section 423 of the Code with respect to Section 423 Offerings.

9.2   Certain Changes to Plan.   Without stockholder consent and without regard to whether any Participant rights may be considered to have been adversely affected (and to the extent permitted by applicable law, including, with respect to a Section 423 Offering, Section 423 of the Code), the Administrator shall be entitled to change or terminate the Offering Periods, limit the frequency and/or number of changes in the amount withheld from Compensation during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of payroll withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion to be advisable that are consistent with the Plan.
9.3   Actions In the Event of Unfavorable Financial Accounting Consequences.   In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:
(a)   altering the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;
(b)   shortening any Offering Period so that the Offering Period ends on a new Purchase Date, including an Offering Period underway at the time of the Administrator action;
(c)   allocating Shares; and
(d)   such other changes and modifications as the Administrator determines are necessary or appropriate.
Such modifications or amendments shall not require stockholder approval or the consent of any Participant.
9.4   Payments Upon Termination of Plan.   Upon termination of the Plan, the balance in each Participant’s Plan account shall be refunded as soon as practicable after such termination (but no later than 30 days thereafter), without any interest thereon, or if the Administrator so determines, the Offering Period may be shortened so that the purchase of Shares occurs prior to the termination of the Plan.
ARTICLE X.
TERM OF PLAN
The Plan shall become effective on the Effective Date and shall continue until terminated by the Administrator in accordance with Section 9.1 or no remaining Shares remain available for purchase. The effectiveness of the Plan shall be subject to approval of the Plan by the Company’s stockholders within twelve months following the date the Plan is first approved by the Board. No right may be granted under the Plan prior to such stockholder approval. No rights may be granted under the Plan during any period of suspension of the Plan or after termination of the Plan.
ARTICLE XI.
ADMINISTRATION
11.1   Administrator.   Unless otherwise determined by the Board, the Administrator of the Plan shall be the Compensation Committee of the Board (or any other committee or subcommittee of the Board to which the Board delegates administration of the Plan). The Board may at any time vest in the Compensation Committee or any other committee or subcommittee any other authority or duties for administration of the Plan. The Administrator may delegate administrative tasks under the Plan to the services of an Agent or Employees to assist in the administration of the Plan, including establishing and maintaining an individual securities account under the Plan for each Participant.

11.2   Authority of Administrator.   The Administrator shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
(a)   To determine when and how rights to purchase Shares shall be granted and the provisions of each offering of such rights (which need not be identical).
(b)   To designate from time to time which Affiliates or Subsidiaries of the Company shall be Designated Entities, which designation may be made without the approval of the stockholders of the Company.
(c)   To impose a mandatory holding period pursuant to which Participants may not dispose of or transfer Shares purchased under the Plan for a period of time determined by the Administrator in its discretion.
(d)   To construe and interpret the Plan and rights granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.
(e)   To amend, suspend or terminate the Plan as provided in Article IX.
(f)   Generally, to exercise such powers and to perform such acts as the Administrator deems necessary or expedient to promote the best interests of the Company and its Subsidiaries and to carry out the intent that the component of the Plan relating to Section 423 Offerings be treated as an “employee stock purchase plan” within the meaning of Section 423 of the Code.
11.3   Decisions Binding.   The Administrator’s interpretation of the Plan, any rights granted pursuant to the Plan, any subscription agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.
ARTICLE XII.
MISCELLANEOUS
12.1   Restriction upon Assignment.   A right granted under the Plan shall not be transferable other than by will or the Applicable Laws of descent and distribution, and is exercisable during the Participant’s lifetime only by the Participant. Except in the case of a Participant’s death, a right under the Plan may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant’s interest in the Plan, the Participant’s rights under the Plan or any rights thereunder.
12.2   Rights as a Stockholder.   With respect to Shares subject to a right granted under the Plan, no Participant or Designated Beneficiary shall be deemed to be a stockholder of the Company, and no Participant or Designated Beneficiary shall have any of the rights or privileges of a stockholder, until such Shares have been issued to the Participant or the Designated Beneficiary following exercise of the Participant’s rights under the Plan. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein or as determined by the Administrator.
12.3   Interest.   No interest shall accrue on the payroll deductions or contributions of a Participant under the Plan.
12.4   Notices.   All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
12.5   Equal Rights and Privileges.   Subject to Section 5.7, all Eligible Employees will have equal rights and privileges under any particular Offering under the Plan, to the extent necessary for any Section 423 Offering to comply with Section 423 of the Code. With respect to Section 423 Offerings, any provision of the Plan that is inconsistent with Section 423 of the Code will, without further act or amendment by the

Company, the Board or the Administrator, be reformed to comply with the equal rights and privileges requirement of Section 423 of the Code.
12.6   Use of Funds.   All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.
12.7   Reports.   Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of Shares purchased and the remaining cash balance, if any.
12.8   No Employment Rights.   Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to employment or service (or to remain in the employ or service) with the Company or any Parent or Subsidiary or affect the right of the Company or any Parent or Subsidiary to terminate the employment or service of any person (including any Eligible Employee or Participant) at any time, with or without cause.
12.9   Notice of Disposition of Shares.   This Section 12.9 shall apply only to Shares purchased pursuant to Section 423 Offerings. Each Participant shall give prompt notice to the Company of any disposition or other transfer of any Shares purchased upon exercise of a right under the Plan if such disposition or transfer is made: (a) within two years from the Enrollment Date of the Offering Period in which the Shares were purchased or (b) within one year after the Purchase Date on which such Shares were purchased. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer. At the Company’s request, Participants will be required to provide the Company with any information reasonably required for tax reporting purposes.
12.10   Limitations on Liability.   Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, Designated Beneficiary or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any Offering Period, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his or her capacity as an Administrator, director, officer, other employee or agent of the Company or any Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
12.11   Data Privacy.   As a condition for participation in the Plan, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its Subsidiaries and affiliates; and participation details, to implement, manage and administer the Plan and any Offering Period(s) (the “Data”). The Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan and any Offering Period(s), and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By participating in any Offering Period under the Plan, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 12.12 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents in this Section 12.12, and the Company may cancel Participant’s ability to participate in the Plan or any Offering Period(s). For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
12.12   Severability.   If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
12.13   Titles and Headings.   The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
12.14   Conformity to Securities Laws.   Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Offering Periods will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Offering Periods will be deemed amended as necessary to conform to Applicable Laws.
12.15   Relationship to Other Benefits.   No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.
12.16   Governing Law.   The Plan and any agreements hereunder shall be administered, interpreted and enforced in accordance with the laws of the State of Delaware, disregarding any state’s choice of law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
12.17   Electronic Forms.   To the extent permitted by Applicable Law and in the discretion of the Administrator, an Eligible Employee may submit any form or notice as set forth herein by means of an electronic form approved by the Administrator. Before the commencement of an Offering Period, the Administrator shall prescribe the time limits within which any such electronic form shall be submitted to the Administrator with respect to such Offering Period in order to be a valid election.
12.18   Section 409A.   The Plan and the rights to purchase Shares granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A of the Code and the U.S. Department of Treasury Regulations and other interpretive guidance issued thereunder (collectively, “Section 409A”). Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any right to purchase Shares granted under the Plan may be or become subject to Section 409A or that any provision of the Plan may cause a right to purchase Shares granted under the Plan to be or become subject to Section 409A, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A, either through compliance with the requirements of Section 409A or with an available exemption therefrom. Notwithstanding any other provision of the Plan, none of the Company or any of its Parents or Subsidiaries, or any of their officers, directors, employees or agents, including the Administrator, shall be liable to any Eligible Employee, Participant or Designated Beneficiary if the Plan does not comply with, or is not exempt from, Section 409A of the Code.
12.19   Plan Not Subject to ERISA.   The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.
* * * * *

REPAY HOLDINGS CORPORATION Annual Meeting of Stockholders August 18, 2021 at 10:00 AM EDT This Proxy is solicited on behalf of the Board of Directors of Repay Holdings Corporation The stockholder(s) hereby appoint(s) John Morris, Timothy J. Murphy and Tyler B. Dempsey, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Repay Holdings Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM EDT on August 18, 2021 and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at http://www.viewproxy.com/Repay/2021 by 11:59 PM EDT on August 16, 2021. On the day of the Annual Meeting of Stockholders, you will be able to join the meeting by using the invite provided after registration. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. These proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders or any adjournment thereof in accordance with their judgment. CONTINUED AND TO BE MARKED, DATED AND SIGNED ON THE OTHER SIDE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Annual Report are available at http://www.viewproxy.com/Repay/2021

1. To elect two Class II directors for terms expiring at the 2024 Annual Meeting Please mark your votes like this 3. To approve, on a non-binding advisory basis, the frequency of future of Stockholders 01 Robert H. Hartheimer 02 Maryann Goebel FOR WITHHOLD stockholder advisory votes on the compensation of our named executive officers ONE YEAR TWO YEARS THREE YEARS ABSTAIN 4. To ratify the appointment of Grant Thornton, LLP as our Independent Registered Public Accounting Firm for the fiscal year ending 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers (as defined in the Proxy Statement) FOR AGAINST ABSTAIN December 31, 2021 FOR AGAINST ABSTAIN 5. To approve our 2021 Employee Stock Purchase Plan FOR AGAINST ABSTAIN Voting recommendations: Our Board of Directors recommends that you vote “FOR” each of the nominees for Class II directors (Proposal One), “FOR” the approval of the compensation of our named executive officers (Proposal Two), “ONE YEAR” for the frequency of future advisory votes on the compensation of our named executive officers (Proposal Three), “FOR” ratification of the proposed Independent Registered Public Accounting Firm (Proposal Four) and “FOR” the approval of our 2021 Employee Stock Purchase Plan (Proposal Five). Date: Change of Address — Please print new address below VIRTUAL CONTROL NUMBER Signature Signature (if held jointly) NOTE: This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. As a stockholder of Repay Holdings Corporation you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 PM EDT on August 17, 2021. As a Registered Holder, you may vote your shares at the Annual Meeting by first registering at http://www.viewproxy.com/Repay/2021 using your Virtual Control Number below. Your registration must be received by 11:59 PM EDT on August 16, 2021. On the day of the meeting, you may log in to the meeting through the link provided following registration using the password you received via email in your registration confirmation and follow instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement in the section titled “General Information”. VIRTUAL CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit Virtual Control Number ready when voting by Internet or telephone ( INTERNET Vote Your Shares on the Internet: Go to http://www.AALvote.com/RPAY Have your proxy card available when you access the above website. Follow the prompts to vote your shares. TELEPHONE Vote Your Shares by Phone: Call 1 (866) 804-9616 Use any touch-tone telephone to vote your shares. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL Vote Your Shares by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.